UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

Palladyne AI Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PALLADYNE AI CORP.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101 Tel: 888-927-7296

April 22, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Palladyne AI Corp., to be held on Monday, June 8, 2026 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting, as well as information about Palladyne AI Corp.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Palladyne AI Corp.

Sincerely,

Dennis Weibling

Chairman of the Board

IMPORTANT

A proxy card is being provided along with the notice of the annual meeting and proxy statement. We urge you to complete and mail the card promptly. Alternatively, you may vote by calling the toll-free telephone number or by going online as described in the instructions included with your proxy card. Any stockholder attending the annual meeting may vote on all matters that are considered, in which case the signed and mailed proxy or prior vote by telephone or online will be revoked. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

Palladyne AI Corp.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101

April 22, 2026

Notice of 2026 Annual Meeting of Stockholders

Date and Time of Meeting

Monday, June 8, 2026
2:00 p.m. Mountain Time

Place

The 2026 Annual Meeting of Stockholders will be held at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

Items of Business

•
To elect one Class II director to hold office until our 2029 annual meeting of stockholders and until his respective successor is elected and qualified;
•
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
To approve the Palladyne AI Corp. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder;
•
To approve restricted stock unit awards to our senior executives; and
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

Only stockholders of record as of the close of business on April 14, 2026 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about April 22, 2026 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed on or about April 22, 2026 by visiting www.proxydocs.com/PDYN.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Stephen Sonne

Corporate Secretary

TABLE OF CONTENTS

Page

Proxy Summary and Company Highlights	1
Board of Directors and Corporate Governance	9
Composition of the Board	9
Director Qualifications	10
Board Diversity	11
Nominee for Director	12
Continuing Directors	13
Director Independence	18
Board Leadership Structure	18
Role of the Board in Risk Oversight Process	19
Board Committees	20
Attendance at Board, Board Committee and Stockholder Meetings	23
Executive Sessions of Non-Employee and Independent Directors	24
Compensation Committee Interlocks and Insider Participation	24
Considerations in Evaluating Director Nominees	25
Stockholder Recommendations and Nominations to our Board of Directors	25
Communications with the Board of Directors	26
Insider Trading Policy and Policy Prohibiting Hedging or Pledging of Securities	27
Corporate Governance Guidelines and Code of Business Conduct and Ethics	27
Other Corporate Governance Policies and Practices	28
Human Resources	29
Director Compensation	29
Proposal No. 1: Election of Class II Director	33
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	34
Report of The Audit Committee	37
Proposal No. 3: Approval of the Palladyne AI Corp. 2021 Equity Incentive Plan, as Amended and Restated, to Increase the Number of Shares Authorized for Issuance Thereunder	39
Proposal No. 4 Approval of Restricted Stock Unit Awards To Our Senior Executives	56
Executive Officers	63
Executive Compensation	66
Security Ownership of Certain Beneficial Owners and Management	76
Related Person Transactions	79
Certain Relationships and Related Person Transactions	79
Policies and Procedures for Related Person Transactions	80
Other Matters	82
Questions and Answers About the Proxy Materials and Our Annual Meeting	84
Appendix A	A-1
Appendix B	B-1

2026 PROXY STATEMENT | i

Palladyne AI Corp.

PROXY STATEMENT

FOR 2026 Annual Meeting of Stockholders
To be held at 2:00 p.m., Mountain Time, on Monday, June 8, 2026

PROXY SUMMARY AND
COMPANY HIGHLIGHTS

About Palladyne AI Corp.

We are a U.S.-based technology company developing and offering embodied artificial intelligence ("AI") software and collaborative autonomy solutions, advanced avionics, unmanned aerial vehicles ("UAVs"), advanced UAV engineering services and precision-manufactured components for defense and commercial/industrial markets. Our core AI software offerings, Palladyne IQ, SwarmOS and Palladyne Pilot, consist of full-stack, closed-loop autonomy software that is intended to enhance the functionality and operational effectiveness of third-party robotic systems across a range of applications and our proprietary UAVs. These products are designed to be hardware agnostic, enabling integration across a wide range of robotic platforms, whether third-party or our own proprietary platforms, including industrial robots, collaborative robots ("cobots"), UAVs, unmanned ground vehicles ("UGVs"), and remotely operated vehicles ("ROVs") across multiple domains.

We have modeled our embodied AI architecture after nature to enable machines to filter out irrelevant data, interpret relevant data, quickly make decisions in real time and act in the real world, all at the edge and without centralized decision-making. We refer to this architectural class as Decentralized Embodied Collaborative Autonomy (DECA). DECA describes biologically inspired autonomy in which physically embodied agents perceive, decide and act locally while collaborating through decentralized interaction rather than centralized control. AI is the enabling mechanism, but autonomy and execution occur entirely at the edge. Intelligence that must act in the physical world operates under fundamentally different constraints. Machines that move, coordinate and make decisions in real time cannot rely solely on centralized reasoning, constant connectivity or energy intensive computation. They must operate locally, respond in milliseconds, collaborate with other machines and do so within tight limits on power, size and cost. Our AI technology is being built to act, not only think. It is edge-native and decentralized by necessity. It is designed for systems in which each machine operates autonomously while collaborating locally with others, without reliance on continuous centralized control or excessive

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

compute. We have already implemented early versions of a DECA architecture through our Palladyne IQ and SwarmOS platforms, proving the approach in real systems today while remaining at the early edge of a much larger and inevitable opportunity: becoming the intelligence layer for autonomous machines operating beyond the reach of the cloud.

We are positioning our defense business as a mid-tier U.S. technology prime defense contractor aiming to combine innovative autonomy, practical engineering and American production to bring intelligent systems into active service faster, safer and more cost-effectively than legacy approaches. We seek to harness our advanced, ethical embodied AI to provide cost-effective lethality and precision harm mitigation through rapidly delivering scalable, low-cost, intelligent and collaborative attritable weapons, including by developing proprietary UAVs incorporating our avionics and AI technologies. We support these efforts and those of other defense contractors and commercial customers through our vertically integrated aircraft engineering design services, enhanced avionics compute hardware and machining and fabrication services. Palladyne SwarmOS is designed for unmanned platforms and includes advanced autonomy and coordination capabilities that enable multiple UAVs to swarm, collaborate and execute complex missions through distributed tasking and edge-native orchestration. Our embodied AI is designed to operate in complex, contested and high-risk environments, enabling distributed tasking, human-on-the-loop oversight, degraded-communications resilience, multi-domain coordination and real-time responsiveness. Our platform-agnostic autonomy stack combines real-time sensor fusion, adaptive AI models, and edge-native orchestration to support autonomous and collaborative systems across air, ground, maritime and industrial domains where performance, resilience, trust and mission assurance are critical to operational outcomes. These capabilities are intended to meet the performance and reliability requirements of military and defense customers, particularly in applications where it is essential to conduct coordinated multi-vehicle operations in contested environments with degraded communications.

For commercial and industrial customers in particular, Palladyne IQ is designed to enable poly-functional robots, including industrial robots and cobots, to become capable of performing multiple tasks across dynamic real-world industrial environments. Palladyne IQ enables industrial robots and cobots to adapt to variability in tasks, parts, and environments, thereby reducing the need for rigid automation, custom fixtures, and manual intervention. We believe Palladyne IQ has applications across manufacturing, logistics, warehousing, and other industrial settings where unstructured or semi-structured environments have historically limited the adoption of automation. We also offer Palladyne Pilot, a derivative version of SwarmOS tailored to meet the requirements of public safety and commercial customers by delivering core autonomy capabilities with reduced system complexity and cost.

Our History

Palladyne AI is the result of a decades-long effort in research and development of robotic systems and solutions. Our original predecessor was spun-out of the University of Utah in 1983. In 2007, our predecessor was acquired by Raytheon and was operated until 2014 as a division of Raytheon known as Raytheon Sarcos. During this period, Raytheon Sarcos was focused primarily on developing cutting-edge technologies for use by U.S. governmental agencies. In December 2014, the assets of Raytheon

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Sarcos were acquired by a consortium led by the former Raytheon Sarcos President and our Chief Innovation Officer, Dr. Fraser Smith, and technology and telecom entrepreneur Benjamin Wolff, our Chief Executive Officer, President and member of the Board of Directors. This acquisition was the basis for the establishment of Sarcos Corp. ("Old Sarcos"). On September 24, 2021, Old Sarcos merged with Rotor Acquisition Corp. ("Rotor"), a Delaware corporation (the "Business Combination") and Rotor changed its name to Sarcos Technology and Robotics Corporation ("Sarcos"). In April 2022, we acquired RE2, Inc., a Pittsburgh, Pennsylvania based robotics company. In November 2023, we announced a pivot in business strategy to prioritize the development and commercialization of our full-stack, closed-loop autonomy software ("AI/ML Foundational Technology") and suspend further commercialization efforts on hardware robotics products. As part of the business pivot and to reflect the new focus of the company, in March 2024, the Company changed its name to Palladyne AI Corp. In November 2025, we acquired GuideTech, LLC an engineering company, MKR Fabrication, LLC (also known as MKR Fabricators), a fabrication company, and Warnke Precision Machining, LLC, a precision machining company.

As a pioneer in the robotic systems industry, we benefit from lessons learned over 40-plus years and significant investment in research and development. Through our hardware product development efforts over many years, including our related software development efforts, we have developed a significant amount of advanced technology and understanding of robotic systems that we are leveraging to develop and commercialize our AI/ML Foundational Technology and related products. Our extensive robotics history gives us valuable perspective on how to use software to tackle the challenges associated with training and managing robotic systems to solve complex tasks in arbitrary human environments.

We believe that our historical innovations in the development of our legacy hardware products and our related early AI software development for our own hardware, including human like dexterity and immersive teleoperation technology for natural extended reality interactions between humans and robots, have enabled us to transition our previous software development into our hardware agnostic AI/ML Foundational Technology that has the potential for a wide range of use cases and that is compatible with a broad base of robots and unmanned platforms such as UAVs, ROVs and UGVs.

We have spent many years working with and listening to people with experience in the industries we expect to target, including advisors and potential customers. These early engagements have helped us form relationships with potential customers, helped fund our development efforts and provided critical customer insight and feedback into our development plans and software design. We believe our early efforts to get this feedback and build these relationships with potential customers situate us well to effectively commercialize our products.

Looking Forward

We think about our current and future stages of maturation through an analogy to the development steps of crawl, walk and run. In 2025, we built the path for our evolution. Our plan in 2026 is to crawl, which means to prove that our integrated model works at scale, convert backlog into revenue, monetize development programs, generate product revenue from acquired businesses, execute live demos and

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

trials for SwarmOS, IntelliSwarm and Palladyne IQ 2.0 and advance Gremlin-X, SwarmStrike and BRAIN variants toward defined milestones.

Our goal in 2027 is to walk, meaning that proof becomes repeatability. We will aim to broaden SwarmOS and IntelliSwarm integrations, repeat Palladyne IQ 2.0 wins, increase BRAIN deployments, expand programs and benefit from multiple product-based revenue streams. Once this has been achieved, we expect growth to become more systematic and less episodic.

Finally, in 2028 we aim to run, meaning that we expect decentralized embodied collaborative autonomy to operate seamlessly across air, space and eventually land and sea, IntelliSwarm to enable larger and more complex distributed systems, autonomy and propulsion architectures to converge, and UAV, missile and avionics revenue to scale across multiple defense programs. At the run stage, we expect today's emerging and development-stage products to have become a scaled portfolio of core products driving meaningful revenue and bottom-line growth.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Our Board

Committee Memberships
Current Directors	Age (as of 3-31-26)	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction	Other Public Directorships
Brian D. Finn	65	2020						1
Eric T. Olson	74	2021						2
Stephen M. Twitty	62	2025						1
Dennis Weibling	74	2021						--
Benjamin G. Wolff	57	2021						1
Michael T. Young	65	2025						--

= Member = Chair = Audit Committee Financial Expert

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

The Annual Meeting

All stockholders are cordially invited to attend the 2026 annual meeting of the stockholders of Palladyne AI Corp. (the "Annual Meeting") to be held on June 8, 2026. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card (or vote by telephone or the Internet) as promptly as possible to ensure your shares are voted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. For more information about attending the Annual Meeting and voting procedures for you to vote your shares, please see "Questions and Answers about the Proxy Materials and Our Annual Meeting" beginning on page 84 of this proxy statement.

The following matters will be voted on at the Annual Meeting and are described in more detail in this proxy statement:

Proposal	Board Vote Recommendation	More Information
Election of Class II Director (Proposal 1)	The Board of Directors recommends that you vote FOR the nominee.	Page 33
Ratification of the Independent Registered Public Accounting Firm (Proposal 2)	The Board of Directors recommends that you vote FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	Page 34
Approval of the Palladyne AI Corp. 2021 Equity Incentive Plan, as Amended and Restated (Proposal 3)	The Board of Directors recommends that you vote FOR the approval of the 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder.	Page 39
Approval of Restricted Stock Unit Awards to our Senior Executives (Proposal 4)	The Board of Directors recommends that you vote FOR the approval of the executive RSUs.	Page 56

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the proxy holders will vote any shares for which they have been granted a proxy as they determine.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Special Note Regarding Forward-Looking Statements

Certain statements in this proxy statement constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These forward-looking statements relate to expectations for future financial performance, business strategies, products and product features or expectations for our business. Specifically, forward-looking statements may include statements relating to:

•
our ability to integrate acquired businesses and achieve the expected benefits of the acquisitions;
•
our ability to develop and sell our full-stack, AI/ML Foundational Technology and related products and the capabilities and functionality of our AI/ML Foundational Technology and related products;
•
our expected timeline for commercial release of our products and receipt of corresponding revenues;
•
the capabilities and functionality of our AI/ML Foundational Technology and related products;
•
expected features, capabilities and benefits of our AI/ML Foundational Technology;
•
expected competitive strengths of our AI/ML Foundational Technology;
•
the nature and size of the markets that we are targeting;
•
our ability to attract, retain and incentivize executive officers, other employees, directors and consultants through equity awards;
•
the alignment of executive compensation with long-term stockholder value through performance-based equity awards; and
•
other statements preceded by, followed by or that include the words "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "aim," "target" or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management's current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and, in any event, you should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described in Part I Item 1A Risk Factors of our Annual Report on

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Form 10-K for the year ended December 31, 2025 and in our subsequent reports filed with the Securities and Exchange Commission, or the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Risk Factors discussed in our Annual Report on Form 10-K filed with the SEC on March 5, 2026 are not guarantees that no such conditions exist as of the date of this proxy statement and should not be interpreted as an affirmative statement that such risks or conditions have not materialized, in whole or in part.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information in our possession as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of six directors, five of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our Board of Directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of March 31, 2026 and certain other information for each of our directors and director nominees:

Name	Current Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Dennis Weibling	II	74	Director, Chairman	2021	2026	2029
Continuing Directors
Brian D. Finn	III	65	Director	2020	2027	—
Michael T. Young	III	65	Director	2025	2027	—
Eric T. Olson	I	74	Director	2021	2028	—
Stephen M. Twitty	I	62	Director	2025	2028	—
Benjamin G. Wolff	I	57	Director, President and Chief Executive Officer	2021	2028	—

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Qualifications

We believe that our directors should possess high personal and professional ethics and integrity and be committed to representing the long-term interests of our stockholders. We endeavor to have a Board representing a range of experiences at policy-making levels in business and areas that are relevant to our business and long-term strategy. We believe that, in light of the current stage of our business, the following are key areas of experience, qualifications and skills that should be represented on the Board:

Leadership. We believe that directors with experience in significant leadership positions over an extended period provide us and the Board with important insights. Among other things, we believe that these individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others and that they demonstrate a practical understanding of organizations, processes, strategy and growth management.

Technology. Our AI/ML Foundational Technology involves highly sophisticated and complex technology, and reflects our efforts at solving very difficult technological problems. As a result, we believe it is important to have directors who have technology industry experience and an understanding of the difficulties in developing and commercializing technologically advanced products.

Operations. As we transition from primarily a research and development organization to a commercial enterprise, we believe it is important to have directors with significant operations experience.

Finance. We benefit from directors with a strong finance background, including an understanding of finance, financial statements and financial reporting. Further, we believe it is important to have directors with significant financial market experience.

Customers. As we roll-out commercial products, and develop new products, we believe it is important to have directors with experience or relationships with customers in our target industries so that we can better understand the perspectives, needs and decision-making processes of potential customers.

Global Business. We believe that our business will involve sales outside of the United States. As a result, we believe it is important to have directors with significant international business or similar experience.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following skills matrix sets forth the primary areas of experience, qualifications and skills that we have specifically identified as pertaining to each director, including our director nominees. This matrix should not be read as suggesting that directors not specifically identified with any particular area of experience, qualification or skill do not have experience, qualifications or skills in that area. Our Nominating and Corporate Governance Committee reviews at least annually the composition of the Board and considers whether additional or different skills are needed. We expect this process to continue as our business evolves and, as a result, our skills matrix may change over time.

	Leadership	Technology	Operations	Finance	Customers	Global Business
Brian D. Finn
Eric T. Olson
Stephen M. Twitty
Dennis Weibling
Benjamin G. Wolff
Michael T. Young

We also believe that the significant stock ownership of (or of entities affiliated with) Mr. Wolff, Mr. Finn and Mr. Weibling provide a strong alignment of interests between the Board and our stockholders and help ensure that the Board is properly focused on the long-term interests of our stockholders.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominee for Director

Dennis Weibling

Qualifications, Skills and Experience

Dennis Weibling has served as a member of the Board of Directors since September 2021 and as Chairman of the Board since February 2023. Mr. Weibling joined the board of directors of Old Sarcos in September 2016 and served as chairman of its audit committee until the Business Combination when he joined our Board and became Chairman of the Audit Committee. Mr. Weibling has served as the Managing Director of Rally Capital LLC, a private equity firm, since 2004. He served as a director of Holicity Inc. (Nasdaq: HOL), a SPAC, from August 2020 to June 2021 and as a director of Colicity Inc. (Nasdaq: COLI), a SPAC, from February 2021 to December 2022. Mr. Weibling served on Sotheby's board from 2006 until October 2019, and during that time he served as chairman of its audit and finance committee. Mr. Weibling also served as Sotheby's interim Chief Financial Officer from January 2016 until March 2016. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as Chief Executive Officer of Nextel Communications Inc. from October 1995 to March 1996, and as a director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a member and chairman of the operations, audit, finance and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. He also served on the board of XO Communications, Inc., where he served from 1996 to 2003. Mr. Weibling has served on the boards of private companies, including Telesphere Communications Networks, a telecommunications company, Rise Communities LLC, a real estate development company, Telecom Transport Management, a telecommunications company, Wireless Services Corporation, a telecommunications company, Worldwide Packets, Inc., a telecommunications company, Teledesic Corporation, a telecommunications company, Geopass, Inc. d/b/a Pirq, a software company, and SeaMobile, Inc., a telecommunications company. Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree in Psychology from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling's financial expertise and experience as an investor in technology companies, in addition to his experience as a senior executive and director of various companies, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Brian D. Finn

Qualifications, Skills and Experience

Brian D. Finn has served as a member of the Board of Directors since August 2020. Mr. Finn has over 40 years of experience in the financial services industry as well as a variety of corporate and philanthropic board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse. From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn was a member of the board of The Scotts Miracle-Gro Company (NYSE:SMG) from December 2014 to January 2023 and Owl Rock Capital Corp (NYSE:ORCC), a specialty finance company, from 2016 to February 2022. He is currently Chairman of Star Mountain Capital, an asset management firm, Siddhi Capital, LP, a venture capital fund, and Siddhi Acquisition Corp. (NYSE: SDHI.U), a blank check company. He has previously been a Strategic Advisor to KKR, a global investment firm, member of the boards of Baxter International (NYSE: BAX), a healthcare company, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the boards of the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to, among other things, his extensive experience in finance, leadership positions and strategic transactions.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: Siddhi Acquisition Corp.

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Admiral Eric T. Olson (Ret.)

Qualifications, Skills and Experience

Retired Admiral Eric T. Olson has served as a member of the Board of Directors since September 2021. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. From June 2019 to May 2020, Mr. Olson served as Chief Executive Officer of Hans Premium Water, a privately held company. Mr. Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Mr. Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Mr. Olson's career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Mr. Olson has served on the board of directors of Under Armour, Inc. (NYSE: UAA) since 2012 and is a member of its nominating and corporate governance committee. Mr. Olson has served on the board of directors of Iridium Communications Inc. (Nasdaq: IRDM), a satellite communications company, since 2011 and is a member of its nominating and corporate governance committee. In addition, he serves on the board of directors of various private companies, including, Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Mr. Olson has served as a director of the non-profit Special Operations Warrior Foundation. Mr. Olson also served on the Old Sarcos Advisory Board from December 2016 until joining the Board. Mr. Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Mr. Olson's leadership experience as an Admiral in the U.S. Navy, including his leadership and management of a large and complex organization as head of the U.S. Special Operations Command, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Nominating and Corporate Governance Other Current Public Directorships: Under Armour Iridium Communications

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Lieutenant General Stephen M. Twitty (Ret.)

Qualifications, Skills and Experience

Retired Lieutenant General Stephen “Steph” M. Twitty has served as a member of the Board of Directors since September 2025. Mr. Twitty has served as President of Twitty and Associates LLC, a consultancy firm specializing in strategic and operational planning that supports a wide range of clients in the government, corporate, academic, and non-profit sectors, since June 2020. Mr. Twitty retired from the United States Army as a Lieutenant General after 40 years of distinguished service. He had a decorated military career as an infantry officer in the Army, commanding units in nearly every echelon and serving in five combat tours. In his final military assignment, Mr. Twitty served as the Deputy Commander of the United States European Command in Stuttgart, Germany. He has received numerous awards, including the Silver Star Medal, our nation’s 3rd highest award for valor. Since his military retirement, Mr. Twitty has served in multiple senior executive roles, most recently as the senior executive lead for U.S. training operations at Valiant Integrated Services since 2020 and has served as a board member for Karman Space and Defense (NYSE: KRMN) since February 2025, Weibel Scientific since February 2025, and Meroxa, Inc. since January 2025. Prior to that, he served as chairman of the board at Nusura, Inc. He is also a board advisor for Accelint, Dataminr, HDT-Global, and Raft Inc., and serves as a senior advisor to the Chertoff Group and Ernst and Young. Mr. Twitty served as our advisor from 2022 until his appointment as director. Mr. Twitty holds a master’s degree in administration from Central Michigan University, a master’s degree in national security strategy from the National Defense University, and a bachelor’s degree in criminal justice from South Carolina State University. He has continued further studies at the Center for Creative Leadership, Executive Leadership program in Greensboro, North Carolina, and the University of North Carolina, Kenan Flagler Business School, Executive Leadership program in Chapel Hill North Carolina. He is a Distinguished Fellow at the Center for European Policy Analysis (CEPA), and is a member of the Council on Foreign Relations. We believe Mr. Twitty’s leadership experience as a Lieutenant General in the U.S. Army, including his leadership and management of a large and complex organizations within the Army, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Nominating and Corporate Governance Other Current Public Directorships: Karman Space and Defense

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Benjamin G. Wolff

Qualifications, Skills and Experience

Benjamin G. Wolff has served as a member of the Board of Directors since September 2021. Mr. Wolff served as Old Sarcos' Chief Executive Officer and Chairman of the Board of Directors from September 2015, its President from December 2020 and as a member of its Board of Directors from February 2015, in each case until the Business Combination, at which time he became our President, Chief Executive Officer and Chairman of our Board of Directors until December 13, 2021, when he became our Executive Chairman. He served as Executive Chairman from December 2021 until February 2023 and as Executive Vice Chairman from October 2023 until his appointment as our Chief Executive Officer and President in February 2024. Prior to joining Old Sarcos in 2009, Mr. Wolff joined satellite communications company, ICO Global Communications, as its President and Chief Executive Officer. ICO Global Communications was later re-named Pendrell Corporation when it pivoted to focus on the creation, acquisition and monetization of intellectual property. Mr. Wolff serviced as Pendrell’s President, Chief Executive Officer and Chairman until November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, a telecommunications company, where he served as President and Chief Executive Officer until March 2009 and Co-Chairman until October 2011. Mr. Wolff previously served on the board of the Cellular Telecommunications Industry Association (CTIA). Mr. Wolff also serves on the board of directors of Globalstar, Inc. (NYSE: GSAT), a telecommunications company, which he joined in December 2018 and is a member of its audit committee and compensation committee, and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. Mr. Wolff is an inactive member of the Washington State Bar. We believe Mr. Wolff's leadership roles as a founder of and investor in technology companies, his experience as chief executive officer and director of multiple public companies, his relationships and experience with potential customers and his perspective, experience and leadership in his various roles at Palladyne AI Corp. since its inception qualify him to serve on our Board of Directors.

Committee Memberships: Strategic Transaction Other Current Public Directorships: Globalstar

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Michael T. Young

Qualifications, Skills and Experience

Michael T. Young joined our Board of Directors in February 2025. Mr. Young held various roles at Caterpillar Inc. (NYSE: CAT) from August 2005 to March 2023, including serving as Director M&A Asia Pacific for over 6 years in China leading M&A transactions from 2006 to 2012. Mr. Young also played a key role in Caterpillar’s corporate strategy and led Caterpillar Ventures, a subsidiary of Caterpillar, as Director of Caterpillar Ventures from inception in 2015 until his retirement in 2023. During his tenure at Caterpillar, Mr. Young was involved in over 30 of Caterpillar Ventures’ investments and served as a director for two companies and as a board observer for multiple other companies on behalf of Caterpillar. Prior to Caterpillar, Mr. Young worked at Dell Technologies Inc. (NYSE: DELL) from 1995 to 2001, where he became the first chief financial officer for Dell China, a wholly owned subsidiary of Dell. He was instrumental in establishing financial protocols and standards while also being heavily involved in daily operations. Before Dell, Mr. Young spent nearly 10 years at Ethyl Corporation, a wholly-owned subsidiary of NewMarket Corporation (NYSE: NEU), a specialty chemicals and materials company, where he served as Accounting Manager. Mr. Young received an Associate Degree in Business from St. Louis Community College, Meramec and a Bachelor of Science Degree in Finance from Southern Illinois University at Edwardsville. He was previously a Certified Public Accountant in Illinois. We believe Mr. Young's extensive experience in corporate strategy, investments, finance, accounting and leadership, particularly at Caterpillar and Dell, qualifies him to contribute valuable insights to our Board of Directors.

Independent Committee Memberships: Compensation Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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Director Independence

Our common stock is listed on Nasdaq. We are required under Nasdaq listing standards and our Corporate Governance Guidelines to maintain a Board comprised of a majority of independent directors. Under Nasdaq listing standards, a director will only qualify as an independent director if, in the opinion of that listed company's board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees be independent.

Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing standards applicable to audit committee members. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards applicable to compensation committee members.

Our Nominating and Corporate Governance Committee and our Board of Directors have undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Nominating and Corporate Governance Committee and our Board of Directors have determined that each of Mr. Finn, Mr. Olson, Mr. Twitty, Mr. Weibling and Mr. Young representing five of our six directors, is an "independent director" as defined under the listing standards of Nasdaq and the Exchange Act, as applicable to each director's committee membership. Mr. Wolff is not an independent director because of his position as our President and Chief Executive Officer.

In making these determinations, our Board of Directors considered the current and prior relationships that we have with each director and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled "Related Person Transactions."

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated or chosen to be a director or officer.

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board flexibility to determine the appropriate leadership structure for the Company, including whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board's assessment of its leadership needs from time to time and the best interests of our stockholders. If the role of chairperson is filled by a director who does not qualify as an independent director, then our Corporate Governance Guidelines provide that one of our independent directors will serve as our Lead Independent Director.

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Currently, Mr. Wolff serves as our President and Chief Executive Officer and is not an independent director. Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. As our chairperson, Mr. Weibling, is an independent director, we do not have a separate Lead Independent Director. Our Chief Executive Officer is responsible for day-to-day leadership. Our Chairman ensures that our Board's time and attention is focused on providing independent oversight of management and matters critical to our Company.

The Chairman works with the CEO to set the agenda for Board meetings, serves as the Chairman of meetings of our Board and of executive sessions of our independent directors, confers separately with management from time to time and facilitates discussion among other board members as appropriate. The Board believes that Mr. Weibling's extensive experience serving on public company boards of directors makes him ideally suited to serve as Chairman of the Board.

Role of the Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational risks. We have designed and implemented processes to manage risk in our operations and continually look for opportunities to further embed risk management processes into our business and organization. Management is responsible for the day-to-day management of the risks the Company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions and reports from the management team at each regular Board meeting, receives reports on all significant Board committee activities at each regular Board meeting and evaluates the risks inherent in significant transactions. In addition, management regularly reports to and receives input from the Board or individual members of the Board on business operations between formal Board meetings.

Further, our Board has tasked designated standing Board committees with oversight of certain categories of risk management. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance and related party transactions, cybersecurity, artificial intelligence and conflicts of interest. Our Compensation Committee assesses risks relating to our human capital management and our executive compensation plans and arrangements, including whether our compensation policies and programs have the potential to encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of the Board.

Our Board of Directors believes its current leadership structure, as well as having fully independent Audit, Compensation and Nominating and Corporate Governance Committees, supports the risk oversight function of the Board.

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Board Committees

Our Board of Directors has established the following standing committees of the Board: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Strategic Transaction Committee. The composition and responsibilities of each of the committees of our Board of Directors is as follows:

Committee Memberships

Current Directors	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Brian D. Finn
Eric T. Olson
Stephen M. Twitty
Dennis Weibling
Benjamin G. Wolff
Michael T. Young

= Member = Chair

Audit Committee

The members of our Audit Committee are Brian D. Finn, Dennis Weibling and Michael T. Young, with Dennis Weibling serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the rules and regulations of the SEC, and the listing standards of Nasdaq applicable to audit committee members. In addition, our Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Our Audit Committee, among other things:

•
selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•
reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by our independent auditor;
•
evaluates the qualifications, independence and performance of our independent registered public accounting firm;
•
reviews our financial statements, and discusses with management and our independent registered public accounting firm the results of the annual audit and quarterly reviews;
•
reviews and discusses with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discusses with management our procedures regarding the presentation of our financial information, and reviews earnings press releases and guidance;

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•
oversees the implementation and performance of our internal audit function, if any;
•
sets hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversees compliance with such policies;
•
reviews, approves and monitors conflicts of interest of our officers and members of our Board of Directors and related party transactions;
•
adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•
reviews and discusses with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks, including risks associated with cybersecurity;
•
reviews and monitors compliance with our Code of Business Conduct and Ethics; and
•
oversees and assists in the exploration, evaluation, and consideration of strategic alternatives.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Audit Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Audit Committee may delegate its authority to subcommittees or the chairperson when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

Compensation Committee

The members of our Compensation Committee are Eric T. Olson, Stephen Twitty and Michael T. Young, with Eric T. Olson serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee, among other things:

•
reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
•
reviews and approves the compensation for our executive officers and reviews and recommends the compensation of our chief executive officer to the Board for approval;
•
administers our equity incentive plans and oversees management's administration of our other employee benefit plans;
•
establishes and reviews the compensation plans and programs of our employees;

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•
reviews and discusses the Company's compensation policies and practices with management to determine whether policies encourage excessive risk-taking, reviews relationships between risk management policies and compensation, and evaluates any practices that could mitigate such risk;
•
approves and administers our Compensation Recovery Policy; and
•
reviews and determines non-employee director compensation.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Compensation Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Compensation Committee may delegate its authority when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

The Compensation Committee has engaged Mercer, a compensation consultant, to advise it, provide market compensation data with respect to the compensation of our executive officers and help us address other compensation matters as desired. Mercer works with management, as needed, in providing these services.

After reviewing information provided by Mercer regarding its independence and considering the independence factors prescribed by SEC and Nasdaq rules, the Compensation Committee determined that Mercer was independent and that there were no conflicts of interest arising from the services Mercer performed for us.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Brian D. Finn, Eric Olson, Stephen Twitty and Dennis Weibling, with Brian D. Finn serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee, among other things:

•
reviews and assesses and makes recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of Board members;
•
identifies, evaluates, selects and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors;
•
develops policies and procedures for considering stockholder nominees for election to our Board of Directors;
•
reviews the succession planning process for our chief executive officer and any other members of our executive management team;
•
reviews and makes recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;

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•
reviews and makes recommendations to the Board of Directors regarding our Corporate Governance Guidelines and corporate governance framework;
•
oversees director orientation for new directors and continuing education for our directors;
•
oversees the evaluation of the performance of the Board of Directors and its committees; and
•
administers policies and procedures for communications with the non-management members of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Nominating and Corporate Governance Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Nominating and Corporate Governance Committee may delegate its authority to subcommittees or the chairperson when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

Strategic Transaction Committee

Our Board of Directors has created a Strategic Transaction Committee. The members of the Strategic Transaction Committee are Brian D. Finn, Dennis Weibling, Benjamin G. Wolff and Michael T. Young, with Benjamin G. Wolff serving as chairperson. The Strategic Transaction Committee assists in the assessment and, when appropriate, negotiation of strategic acquisition opportunities, potential capital market transactions and other strategic opportunities or potential transactions and reports to the Board of Directors.

Attendance at Board, Board Committee and Stockholder Meetings

During 2025, the Board held 7 meetings, the Audit Committee held 6 meetings, the Compensation Committee held 8 meetings, the Nominating and Corporate Governance Committee held 4 meetings and the Strategic Transaction Committee held 3 meetings. Each current director attended at least 75% of the total number of meetings of the Board and committees on which such director served during the periods that such director served.

Although we do not have a formal policy requiring attendance by members of our Board of Directors at our annual meetings of stockholders, we strongly encourage directors to attend. Five of our then six directors attended the 2025 annual meeting of stockholders.

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Executive Sessions of Non-Employee and Independent Directors

To encourage and enhance communication among non-employee directors, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times per year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times per year. Currently, all of our non-employee directors are independent directors. These executive sessions are chaired by Dennis Weibling, our Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

During 2025, Matthew Shigenobu Muta, a former member of our Board, Eric T. Olson, Stephen Twitty and Michael T. Young were members of our Compensation Committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. In connection with Mr. Muta becoming employed by us as President, Commercial and Industrial in March 2026, he ceased to serve on the Board and the Compensation Committee. At the time of their service on the Compensation Committee, none of the directors serving on the Compensation Committee during 2025 were while serving, or previously had been, an officer or an employee of our Company.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our Nominating and Corporate Governance Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one's field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. The Nominating and Corporate Governance Committee and the Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experience in various areas. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director candidates for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations

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and nominations comply with our Amended and Restated Certificate of Incorporation ("Charter"), Amended and Restated Bylaws ("Bylaws"), all applicable Company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our Corporate Governance Guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our Corporate Secretary at Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary. Such recommendation must include the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder's ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend as nominees for election as directors, and our Board has discretion to decide which individuals to nominate for election as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our Board of Directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our Corporate Secretary at the address above. To be timely for our 2027 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the deadlines discussed below under "Other Matters—Stockholder Proposals or Director Nominations for 2027 Annual Meeting."

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer, Chief Financial Officer or Legal Department by mail to our principal executive offices at Palladyne AI Corp., 650 South, 500 West, Suite 150, Salt Lake City, Utah 84101. Our Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the Board or the lead independent director (if one is appointed) if the chairperson of the Board is not independent. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

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Insider Trading Policy and Policy Prohibiting Hedging or Pledging of Securities

We have established an insider trading policy governing the purchase, sale and disposition of our securities by our directors, officers and employees designed to promote compliance with insider trading laws, rules and regulations, as well as Nasdaq listing standards. Among other things, our insider trading policy prohibits insiders from trading while in possession of material non-public information and establishes policies and procedures related to trading restricted periods, trade pre-clearance by certain insiders and the use of Rule 10b5-1. A copy of our insider trading policy is attached as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025. Under our insider trading policy, our employees, including our executive officers, and members of our Board of Directors are generally prohibited from, directly or indirectly, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account. Our Board of Directors has granted a limited waiver to the policy’s general prohibition on pledging to Mr. Wolff, our President, Chief Executive Officer and Director, authorizing him to pledge a portion of shares issued pursuant to his 2025 restricted stock award in an amount necessary to obtain funds to cover taxes associated with the issuance and/or vesting of the award.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted our Corporate Governance Guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Copies of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investor.palladyneai.com/governance/documents-charters. We will post any amendments to or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

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Other Corporate Governance Policies and Practices

Changes in Employment or Circumstances

Upon a change in employment with his or her principal employer, any non-employee director shall promptly inform our Chief Legal Officer, Chief Financial Officer or Legal Department or the Lead Independent Director (if one is appointed), who will discuss the issue with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assess the appropriateness of such director remaining on the Board and shall recommend to the Board whether to request that such director tender his or her resignation. Similarly, if a director becomes aware of circumstances that may adversely reflect upon the director, any other director or our company, the director should notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances and may request the director to cease the related activity or, in more severe cases, request that the director submit his or her resignation.

Limitations on Other Board Service / Overboarding

Directors are expected to advise the Nominating and Corporate Governance Committee of any invitations to join the board of directors of any other public company or changes to their committee membership prior to joining such other board or committee assignment. No director should serve on more than four additional public company boards without the approval of our Board, and our Chief Executive Officer should not serve on more than two additional public company boards.

Director Orientation and Continuing Education

We are committed to ensuring that all directors receive orientation and continuing education as appropriate. The Nominating and Corporate Governance Committee oversees director orientation and director continuing education.

Self-Evaluation

The Nominating and Corporate Governance Committee oversees a periodic self-evaluation by the Board, each committee of the Board and each director.

Access and Resources

Our Corporate Governance Guidelines provide that our directors at all times shall have direct, independent and confidential access to our executive officers, management and personnel in order to fulfill their duties. The Board is expressly authorized to obtain, at the Company's expense, such data, advice, consultation and documentation as the Board deems appropriate and to retain consultants, independent counsel or other advisers to advise or assist the Board in the performance of any of its responsibilities or for any other matter related to the Board's purposes.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Human Resources

Our employees are the key to our success and one of our most crucial areas of investment. Our human capital resources objectives include identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants. Overall, we consider our relations with our employees to be good and believe our culture to be central to the success of the Company. We strive to create an inclusive work environment for all of our employees, and we believe that creating an atmosphere where employees feel welcome and accepted, regardless of background, race and ethnicity, gender and gender identity, sexual orientation and other characteristics, is critical to our success.

As of March 31, 2026, we had approximately 162 employees. Approximately 48% of our employees are involved in engineering functions, including research and development. To date, we have not experienced any organized work stoppages. None of our employees are subject to a collective bargaining agreement or represented by a labor union.

Director Compensation

Our outside director compensation policy is designed to attract, retain and reward non-employee directors. Our outside director compensation policy was most recently amended in April 2025, and we are currently reviewing the policy and may make changes to it as a result of the review. Under the outside director compensation policy, each non-employee director will receive the cash and equity compensation for Board services described below. We also will reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our Board of Directors or its committees and other expenses.

2026 PROXY STATEMENT | 29

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Cash Compensation

Non-employee directors are entitled to receive the following annual cash fees for their service under our director compensation policy:

Service	Cash Compensation
Board Member	$50,000
Chairperson of the Board	$25,000
Chair of the Audit Committee	$5,000
Audit Committee Member	$2,500
Chair of the Compensation Committee	$3,000
Compensation Committee Member	$1,500
Chair of the Nominating and Corporate Governance Committee	$1,500
Nominating and Corporate Governance Committee Member	$750

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

New Director Award

Under our current non-employee director compensation policy, each individual who becomes a non-employee director after April 2025 will automatically be granted on the date of the director's appointment an award of restricted stock units equal to $100,000 divided by the simple average of the closing prices per share of our common stock over the prior 60-trading days ending on the trading day immediately prior to the grant date, prorated on a monthly basis for any partial year of service and rounded to the nearest whole share (the "New Director Award"). Prior to the adoption of the current non-employee director compensation policy in April 2025, new non-employee directors received 50,000 common stock options with a strike price equal to fair market value at the time of the grant, also prorated on a monthly basis for any partial year of service. Each New Director Award vests on the earlier of (i) the one-year anniversary of the date the New Director Award is granted or (ii) the day of the annual meeting next following the date the New Director Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Award

Under our current non-employee director compensation policy, each non-employee director automatically receives, on the date of each annual meeting of stockholders an award of restricted stock units equal to $100,000 divided by the simple average of the closing prices per share of our

2026 PROXY STATEMENT | 30

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

common stock over the prior 60-trading days ending on the trading day immediately prior to the grant date, rounded to the nearest whole share, rounded to the nearest whole share (the "Annual Award"). Prior to the adoption of our current non-employee director compensation policy in April 2025, each non-employee director automatically received, on the date of each annual meeting of stockholders, 50,000 common stock options with a strike price of fair market value at the time of the grant. Annual Awards vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the annual meeting next following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

In the event of a "change in control" (as defined in our 2021 Equity Incentive Plan), each non-employee director's outstanding awards will become fully vested.

Director Compensation for 2025

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors, for the fiscal year ended December 31, 2025. Directors who are also our employees receive no additional compensation for their service as directors during the time periods when they are also our employees. See “Executive Compensation” for information regarding compensation for Mr. Wolff.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Options Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brian D. Finn	$53,621	$130,111	—	—	—	—	$183,732
Matthew Shigenobu Muta(2)	$54,000	$130,111	—	—	—	—	$184,111
Eric T. Olson	$54,016	$130,111	—	—	—	—	$184,127
Stephen Twitty(3)	$13,750	$79,614	—	—	—	—	$93,364
Dennis Weibling	$80,750	$130,111	—	—	—	—	$210,861
Michael Young(4)	$43,683	$130,111	$86,403	—	—	—	$260,197

(1)
The amounts in these columns represents the aggregate grant-date fair value of awards granted to each non-employee director pursuant to the non-employee director compensation policy, computed in accordance with the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 718. See Notes 1 and 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(2)
Effective March 2, 2026, Mr. Muta resigned from the Board.
(3)
Effective September 22, 2025, Mr. Twitty, was appointed to the Board.
(4)
Effective February 24, 2025, Mr. Young, was appointed to the Board.

2026 PROXY STATEMENT | 31

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2025:

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Brian D. Finn	14,819	50,000
Matthew Shigenobu Muta	14,819	50,000
Eric T. Olson	14,819	67,098
Stephen Twitty	9,078	4,465
Dennis Weibling	14,819	51,959
Michael Young	14,819	16,667

2026 PROXY STATEMENT | 32

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTOR

Our Board of Directors currently consists of six directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, one current director is up for election as a Class II director for a three-year term to succeed the same class whose term is then expiring. The director's term continues until the expiration of the term for which the director was elected and until the director's successor is elected and qualified or until the director's earlier death, resignation or removal.

Nominees

Following the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated Dennis Weibling for election as a Class II director at the Annual Meeting. Mr. Weibling is a current Class II director whose term is expiring upon the Annual Meeting. If elected, the nominee will serve as a Class II director until the 2029 annual meeting of stockholders and until his respective successor is elected and qualified or until his earlier death, resignation or removal. For more information concerning the nominee, please see the section titled "Board of Directors and Corporate Governance."

The nominee has agreed to serve as a director if elected, and the Company has no reason to believe that he will be unavailable to serve. In the event the nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR the nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP ("KPMG") as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2026. KPMG has served as our independent registered public accounting firm since April 2024.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our Board of Directors is submitting the appointment of KPMG for stockholder ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year. If our stockholders do not ratify the appointment of KPMG, our Audit Committee will reconsider the appointment and may decide either to continue with KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026 or to appoint another independent registered public accounting firm. Representatives of KPMG are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Change of the Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K, filed on April 9, 2024 with the SEC, on April 3, 2024, our Audit Committee dismissed Ernst & Young LLP ("EY") as our independent registered public accounting firm. The Audit Committee oversaw a competitive process to determine the Company's independent registered public accounting firm for the 2024 fiscal year. Several independent registered public accounting firms were invited to participate in the process. EY was invited to participate, but declined. EY served as our independent public accounting firm from September 2021 until April 1, 2024, including for the fiscal years ended December 31, 2023, 2022, and 2021 respectively, and served as Old Sarcos' independent registered public accounting firm since December 2020.

Information about Ernst & Young LLP

EY's reports on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action dismissing EY, there were no (a) "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related

2026 PROXY STATEMENT | 34

PROPOSAL NO. 2

instructions thereto) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements, or (b) "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided EY with a copy of our Current Report on Form 8-K (the "Form 8-K"), which was filed with the SEC on April 9, 2024, and requested EY furnish us with a letter addressed to the SEC stating whether EY agreed with the disclosures in the Form 8-K and, if not, stating the respects in which it did not agree. We received the requested letter from EY and a copy of the letter, dated April 9, 2024, was filed as Exhibit 16.1 of the Form 8-K and such letter is incorporated by reference herein.

Information about KPMG

In connection with the dismissal of EY and on the same date, the Audit Committee approved the engagement of KPMG as our new independent registered public accounting firm for the year ending December 31, 2024, effective April 3, 2024. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action engaging KPMG, neither we, nor anyone acting on our behalf, consulted with KPMG regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K, filed on April 9, 2024 with the SEC, on April 3, 2024, our Audit Committee dismissed Ernst & Young LLP ("EY") as our independent registered public accounting firm and appointed KPMG LLP ("KPMG") as our independent registered public accounting firm. The following table presents fees for professional audit services and other services rendered to us by KPMG, our current auditor.

	2025	2024
	(in thousands)
Audit Fees(1)	$651	$604
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$651	$604

(1)
"Audit Fees" consist of fees for professional services rendered in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements and consultations and services in connection with statutory and regulatory filings or engagements for those fiscal years, including services related to securities offerings in 2025 and 2024.
(2)
There were no fees billed by KPMG for professional services rendered for audit-related services for the years ended December 31, 2025 and 2024, respectively.
(3)
There were no fees billed by KPMG for professional services rendered for tax services for the years ended December 31, 2025 and 2024, respectively.
(4)
There were no fees billed by KPMG for professional services rendered for all other services for the years ended December 31, 2025 and 2024, respectively.

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PROPOSAL NO. 2

In 2025 and 2024, there were no other professional services provided by KPMG, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KPMG.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audits and audit fees, and pre-approve (or, where permitted under the rules and regulations of the SEC, subsequently approve) all non-audit and tax services to be performed by our independent registered public accounting firm. All services provided by KPMG for our fiscal years ended December 31, 2025 and 2024 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. As this proposal is considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026

2026 PROXY STATEMENT | 36

REPORT OF THE AUDIT COMMITTEE

We, the Audit Committee of the Board of Directors of Palladyne AI Corp. (the "Company"), have the responsibility to, among other things, oversee the preparation of the Company's consolidated financial statements, the Company's system of internal controls and the qualifications, independence, compensation and performance of the Company's independent registered public accounting firm (the "independent auditor"). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company's website (www.palladyneai.com) under the tab "Investor – Investor Relations – Governance." We review the charter annually and work with the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to amend it as appropriate. The Board of Directors has determined that each of us is an independent director based on the Nasdaq Stock Market's listing standards and that each of us also satisfies the Securities and Exchange Commission's ("SEC") additional independence requirements for members of audit committees. In addition, the Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" as defined by SEC rules.

Management is responsible for the financial reporting process, including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company's independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue reports thereon. Because the Company is an Emerging Growth Company as defined by SEC rules, the Company's independent auditor is not required to, nor has it been engaged to, perform an audit of the Company's internal control over financial reporting. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of external audits, whether the Company's consolidated financial statements are complete and accurate and are in accordance with GAAP or on the effectiveness of the Company's system of internal control over financial reporting.

We reviewed and discussed with management and KPMG LLP ("KPMG"), the Company's independent auditor for the years ended December 31, 2025 and 2024, the Company's periodic reports for the years ended December 31, 2025 and 2024 and related annual report on Form 10-K, filed with the SEC. In connection with such discussions, KPMG addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with KPMG the overall scope and plans for its audit. We met periodically with KPMG, as appropriate, to discuss its work and the results of its audit. Our meetings included, whenever we deemed appropriate, executive sessions with the Company's current independent auditor without the presence of management.

2026 PROXY STATEMENT | 37

REPORT OF THE AUDIT COMMITTEE

We have also received the written disclosures and the letter from KPMG required by PCAOB Rule 3526 ("Communication With Audit Committees Concerning Independence") and have discussed with KPMG its independence with respect to the Company.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2025.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dennis Weibling, Chair

Brian D. Finn

Michael T. Young

This Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Palladyne AI Corp. under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Palladyne AI Corp. specifically requests that the information be treated as "soliciting material" or specifically incorporates it by reference.

2026 PROXY STATEMENT | 38

PROPOSAL NO. 3

APPROVAL OF THE PALLADYNE AI CORP. 2021 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

We are asking you to approve the Palladyne AI Corp. 2021 Equity Incentive Plan (the “2021 Plan”), as amended and restated, which increases the number of shares of our common stock (“Shares”) that may be issued under the 2021 Plan by 4,500,000 shares (the “Share Increase” or the “Amendment”). Upon recommendation of the Compensation Committee, the Board approved the amended and restated 2021 Plan on April 8, 2026, subject to the approval of our stockholders at the Annual Meeting (the date of such approval, the “2026 Amendment Date”).

The amended and restated 2021 Plan, if approved by stockholders, will allow us to continue to provide equity awards as part of our compensation program, which is a critical tool for attracting, retaining, and motivating talented employees and for providing incentives that promote the success of the Company’s business and increased stockholder value. The Board and Compensation Committee believe that equity awards motivate high levels of performance, more closely align the interests of employees with those of stockholders by giving employees an opportunity to hold an ownership stake in the Company and provide an effective means of recognizing employee contributions toward the Company’s success.

Background

The 2021 Plan initially was approved by the Board on April 5, 2021, and was approved by our stockholders on September 15, 2021. The 2021 Plan became effective as of September 24, 2021, upon the completion of our business combination that caused us to become a publicly traded company.

As of March 31, 2026, there were 1,422,970 Shares available for issuance under the 2021 Plan. This reflects 5,000,000 Shares that were initially authorized for issuance under the plan, 1,061,301 Shares added to the plan’s authorization on the termination of awards under our 2015 Plan (as defined below) (with these additions subject to a cap of 2,126,767 Shares), and 9,481,533 Shares made subject to awards under the 2021 Plan, of which 4,843,202 Shares have been added back to the plan’s authorization on the termination of such awards (all figures adjusted as applicable for the reverse stock split effective as of July 5, 2023).

If the proposed amendment and restatement of the Plan is not approved by our stockholders, the 2021 Plan will remain in effect without being amended by the Share Increase amendment and awards will continue to be made under the 2021 Plan to the extent Shares remain available. However, in that case, we may not be able to continue our equity incentive program in the future or it may be severely limited. This could preclude us from successfully attracting and retaining highly skilled employees. The Board and Compensation Committee believe that the Amendment will enable us to continue to use the 2021 Plan to achieve our recruiting, retention, and incentive objectives and will be essential to our future success.

2026 PROXY STATEMENT | 39

PROPOSAL NO. 3

The Company’s executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the 2021 Plan.

Description of the Amendment and Significant Historical Award Information

If our stockholders approve the amended and restated 2021 Plan, we currently anticipate that the Shares will be sufficient to meet our expected needs for at least the next 3 annual grant cycles.

Subject to adjustment upon changes in capitalization of the Company as provided under the 2021 Plan, the maximum number of Shares that will be reserved for issuance under the 2021 Plan, as amended and restated, will be equal to 8,669,084 Shares. In considering the number of Shares to be reserved for issuance under the amended and restated Plan, the Company took into account various factors, including the following:

•
Attracting and Retaining Talent. We considered the importance of an appropriately sized pool of Shares to continue to be able to attract, retain, and engage highly skilled personnel, including the potential need for additional incentive awards for our executive officers in the event Proposal 4 is not approved by stockholders. We also considered that our recent acquisitions in November 2025 have increased, and the possibility of future acquisitions would likely increase, the need for additional shares available under the Plan to include acquired employees in our equity compensation program.
•
Equity Compensation in a Competitive Labor Market. We operate in a competitive industry, where there is significant competition for experienced individuals with the skills necessary to execute our strategy and drive our business. Our success depends in large part on such key employees. To succeed in a competitive market for talent, it is important to provide competitive compensation packages that include equity compensation sufficient to meet our recruiting, retention, and incentive objectives.
•
Historical Grant Practices. Under our equity incentive plans, in 2023, 2024, and 2025, we granted stock options and restricted stock units covering 3,243,138, 2,724,319 and 2,633,569 Shares (excluding any purchase rights under our 2021 Employee Stock Purchase Plan), respectively, for a total of 8,601,026 Shares over such three-year period, resulting in an annual burn rate of 12.6%, 10.2% and 6.8% respectively for 2023, 2024 and 2025, taking into account the total number of shares subject to awards granted in each such year divided by the weighted average number of outstanding shares for such year. This calculation does not take into account Shares that returned to the Plan due to cancellations prior to vesting or exercise, which were 1,978,828, 2,733,247, and 412,242 Shares for 2023, 2024 and 2025, respectively.
•
Forecasted Grant Practices. We anticipate that the Shares reserved under the 2021 Plan, as amended and restated, based on currently projected Share use, will be sufficient for the granting of equity awards thereunder for at least the next 3 years. Despite the projected Share use described above, future circumstances and business needs, such as higher than expected headcount increases, including officers and other key employees to support growth in our

2026 PROXY STATEMENT | 40

PROPOSAL NO. 3

business development or merger and acquisition activity, may result in significantly higher or lower Share use than currently projected.
•
Overhang. As of March 31, 2026, our total overhang was 13.1%, excluding all shares for which approval is being sought under this Proposal and Proposal No. 4. For this purpose, we calculated total overhang as (x) the sum of (i) 1,160,928 Shares subject to outstanding options under the 2021 Plan, our 2015 Equity Incentive Plan (the “2015 Plan”) and our 2024 Inducement Equity Incentive Plan (the “2024 Inducement Plan”), plus (ii) 3,477,749 Shares subject to outstanding and unvested restricted stock units under the Plan, the 2015 Plan, the 2024 Inducement Plan, and the standalone restricted stock award granted to Mr. Wolff on July 2, 2025 (the “CEO Restricted Stock Award”), plus (iii) 1,530,407 Shares available for future issuance under the 2021 Plan and the 2024 Inducement Plan, with such sum divided by 47,244,225, which is the total number of outstanding Shares of our common stock as of March 31, 2026. As of March 31, 2026, our issued overhang was 9.8%. For this purpose, we calculated issued overhang as (x) the sum of (i) 1,160,928 Shares subject to outstanding options under the 2021 Plan, 2015 Plan and 2024 Inducement Plan, plus (ii) 3,477,749 Shares subject to outstanding and unvested restricted stock units under the 2021 Plan, the 2015 Plan and the 2024 Inducement Plan and the unvested CEO Restricted Stock Award, with such sum divided by 47,244,225, which is the total number of outstanding Shares of our common stock as of March 31, 2026. Our 2015 Plan terminated on the initial effective date of the 2021 Plan and, therefore, no additional equity awards have been granted under such plan since its termination or will be granted under such plan in the future. The following table shows, as of March 31, 2026, the number of Shares subject to outstanding options and restricted stock units granted under such plans, the weighted average exercise price of such options, and the weighted average remaining term of such options:

Equity Plan(1)	Number of Shares Subject to Outstanding Options (#)	Weighted Average Exercise Price of Outstanding Options ($)	Weighted Average Remaining Term of Outstanding Options (Years)	Number of Shares Subject to Outstanding Restricted Stock Units or Restricted Stock Awards (#)
2021 Equity Incentive Plan	888,855	$2.26	7.4	1,610,186
2015 Equity Incentive Plan	247,073	$2.14	2.4	—
2024 Inducement Equity Incentive Plan	25,000	$6.39	8.9	367,563
2025 CEO Restricted Stock Award	—	—	—	1,500,000
All Equity Plans	1,160,928	$2.32	6.4	3,477,749

(1)
Excludes the Company’s 2021 Employee Stock Purchase Plan.

The Company is cognizant that its equity compensation programs have a dilutive effect on our stockholders, and therefore continuously strives to balance this concern with our need to recruit, retain, and incentivize highly skilled personnel, who are critical in driving our business success and creating stockholder value.

2026 PROXY STATEMENT | 41

PROPOSAL NO. 3

Key Features of the 2021 Plan

Key features of the 2021 Plan include:

•
No Evergreen; Stockholder Approval is Required for Additional Shares. The 2021 Plan does not contain any annual “evergreen” provision but instead reserves a specified maximum number of shares for issuance under it. Stockholder approval will be required for increases in the shares issuable under the 2021 Plan.
•
Non-Employee Director Limits. Under the 2021 Plan, in any fiscal year of ours, no non-employee member of our Board of Directors may be granted, for his or her services on our Board of Directors, equity awards with an aggregate grant date fair value and any other compensation (including any cash retainers or fees) that in the aggregate exceed $500,000, with such amount increased to $750,000 in the fiscal year of his or her initial service as a non-employee member of our Board of Directors.
•
No Dividends on Options and Stock Appreciation Rights Until Shares Are Issued and No Dividend Payments on Other Awards While Unvested. Under the 2021 Plan and except for adjustments due to certain corporate transactions specified in the 2021 Plan, no stock option or stock appreciation right will confer any rights to dividends or other stockholder rights with respect to its underlying Shares until such Shares are issued following exercise of the award, and any dividends that the administrator may determine will be payable on any other awards granted under the 2021 Plan will be subject to the same vesting criteria, forfeitability and/or transferability restrictions as apply to the Shares subject to the awards on which such dividends would be paid.
•
Clawback Policy. The 2021 Plan provides that awards granted under the 2021 Plan will be subject to our clawback policy as may be established and/or amended from time to time to comply with applicable laws. The administrator of the 2021 Plan also may impose forfeiture of awards granted under the 2021 Plan as required by applicable laws as well as pursuant to such terms specified by the administrator in an award agreement. We adopted a clawback policy during 2023, as discussed further in the section of this Proxy Statement entitled Executive Compensation.

The Board of Directors UNANIMOUSLY recommends that stockholders vote for the approval of the AMENDED AND RESTATED 2025 Equity Incentive Plan.

Summary of the 2021 Equity Incentive Plan, as Amended and Restated

The following is a summary of the principal features of the 2021 Plan, as amended and restated, and its operation, as approved by the Board of Directors on April 8, 2026, subject to stockholder approval. This summary does not contain all of the terms and conditions of the amended and restated 2021 Plan and is qualified in its entirety by reference to the 2021 Plan as set forth in Appendix A.

2026 PROXY STATEMENT | 42

PROPOSAL NO. 3

Purposes

The purposes of the 2021 Plan are to provide a means to attract and retain highly qualified personnel for positions of responsibility with the Company or any parent or subsidiary of the Company; to provide additional incentive to eligible employees, directors, and consultants; and to promote the success of our business. Under the 2021 Plan, these incentives may be provided through the grant of stock options, stock appreciation rights, restricted stock, RSUs or performance awards.

Eligibility and Types of Awards

The 2021 Plan permits grants of incentive stock options, within the meaning of Section 422 of the Code, to our employees (including our executive officers) and any of our parents and subsidiaries’ employees. The 2021 Plan also permits grants of nonstatutory stock options, restricted stock, RSUs, stock appreciation rights and performance awards to our employees (including our executive officers) and consultants of the Company and any of its parents or subsidiaries and members of our Board (each such equity award, an “award”).

As of March 31, 2026, we had six members of our Board of Directors (of whom one is an employee), 162 employees (including 4 executive officers) and approximately 20 natural‑person consultants, who were eligible for grants under the 2021 Plan. The basis for participation in the 2021 Plan is being eligible and being selected by the administrator of the 2021 Plan, in its discretion, to receive a grant thereunder.

Authorized Shares; Adjustments

Subject to the adjustment provisions in the 2021 Plan, the maximum aggregate number of Shares that was made available to be issued under the 2021 Plan as amended and restated is the sum of the following: (a) 9,500,000 Shares, plus (b) any Shares subject to awards granted under our 2015 Plan that, on or after the initial effective date of the 2021 Plan, are cancelled, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest; provided however that the maximum number of Shares to be added to the 2021 Plan as described in (b) above shall not exceed 2,126,767 Shares (all figures adjusted as applicable for the reverse stock split effective as of July 5, 2023). As described in the section titled “Background” above, as of March 31, 2026, there were 1,422,970 Shares available for issuance under the 2021 Plan.

Shares issuable under the 2021 Plan may be authorized but unissued, or reacquired shares of Company Common Stock.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program (as described below), or, with respect to restricted stock, RSUs, or performance awards granted under the 2021 Plan, is forfeited to or repurchased due to failure to vest, the unpurchased Shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased Shares) will become available for future grant or sale under the 2021 Plan. With respect to stock appreciation rights granted under the 2021 Plan, only the net shares actually

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issued will cease to be available under the 2021 Plan and all remaining Shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan. Shares that actually have been issued under the 2021 Plan under any award will not be returned to the 2021 Plan; except if Shares issued pursuant to awards of restricted stock, RSUs, or performance awards are repurchased or forfeited due to failure to vest, such Shares will become available for future grant under the 2021 Plan. Shares withheld to pay the exercise price of an award or satisfy the tax liabilities or withholding obligations related to an award will become available for future grant under the 2021 Plan. To the extent an award is paid out in cash rather than Shares, such cash payment will not result in a reduction in the number of Shares available for issuance under the 2021 Plan. However, subject to the adjustment provisions in the 2021 Plan, the maximum number of Shares that may be issued upon exercise of any incentive stock options granted under the 2021 Plan will equal to the maximum number of Shares described in the immediately preceding paragraph plus any Shares that become available as described above in this paragraph to the extent permitted by Section 422 of the Code.

If any dividend or other distribution (whether in cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other Company securities, or other change in our corporate structure affecting the Shares, occurs (other than any ordinary dividends or other ordinary distributions), the administrator of the 2021 Plan, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2021 Plan, will adjust the number and class of shares that may be delivered under the 2021 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2021 Plan.

Administration

The Board of Directors or one or more committees appointed by the Board of Directors or by a duly authorized committee of the Board of Directors will have authority to administer the 2021 Plan (referred to in this Summary of the 2025 Equity Incentive Plan as the “administrator”). While the Board of Directors retains authority to administer and make awards under the 2021 Plan, it has also designated the Compensation Committee as an administrator.

In addition, to the extent it is desirable to qualify transactions under the 2021 Plan as exempt under Rule 16b‑3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including but not limited to, the power to determine the fair market value of a Share, select the service providers to whom awards may be granted, determine the number of Shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2021 Plan, determine the terms and conditions of awards, construe and interpret the terms of the 2021 Plan and awards, prescribe, amend and rescind rules and regulations relating to the 2021 Plan, including creating sub-plans, modify or amend each award, temporarily suspend exercisability of an award if necessary and appropriate for administrative purposes, and allow a participant to defer the receipt of payment of cash or the delivery of Shares that otherwise would be due to such participant under an award. The administrator may permit participants to satisfy tax liabilities or withholding obligations by such methods that the administrator determines, which may include cash, having the

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Company withhold otherwise deliverable cash or Shares, delivering to the Company already-owned Shares, selling Shares otherwise deliverable to the participant, and/or such other consideration and method the administrator determines to the extent permitted by applicable laws. The amount of the withholding obligations may not exceed applicable maximum federal, state or local rates or such greater amount the administrator determines (provided that such amount will not have adverse accounting consequences, as the administrator determines in its sole discretion).

The administrator will be permitted to implement and determine the terms and conditions of an exchange program whereby participants have the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator, outstanding awards are surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or the exercise price of an outstanding award is reduced.

The administrator’s decisions, determinations and interpretations will be final and binding on all participants and will be given the maximum deference permitted by applicable law.

Certain Limitations

Non-Employee Directors Limits

Non-employee members of the Board of Directors will be eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. The 2021 Plan provides that in any fiscal year of the Company, no such non-employee director may be granted equity awards (including awards under the 2021 Plan) (the value of which will be based on their grant date fair value determined in accordance with GAAP) and be provided any cash retainers or fees that, in the aggregate, exceed $500,000, provided that in the Company’s fiscal year of the individual’s initial service as a non-employee director, such amount is increased to $750,000. Any equity awards or other compensation provided to an individual for his or her services as an employee or a consultant (other than as a non-employee director) will not count toward this limit. This maximum limit provision does not reflect the intended size of any potential grants or a commitment to make grants to the outside directors under the 2021 Plan in the future.

Dividends

With respect to any options and stock appreciation rights granted under the 2021 Plan, until the Shares are issued, participants will have no rights to receive dividends or any other rights as a stockholder with respect to the underlying Shares subject to such award. Further, no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued under an option or stock appreciation right award, except as otherwise provided in the 2021 Plan.

During any applicable period of restriction, participants holding Shares of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the administrator provides otherwise; provided, however, that any such dividends or distributions payable

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with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares of restricted stock with respect to which they were paid.

With respect to awards of RSUs and performance awards, until the Shares are issued, participants will have no rights to receive dividends or any other rights as a stockholder with respect to the Shares subject to such award, unless determined otherwise by the administrator; provided, however, that any such dividends or distributions that the administrator determines will be payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares subject to such award with respect to which they were paid.

Award Terms and Conditions

The 2021 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, RSUs and performance awards. A brief summary of certain terms of the 2021 Plan based on award type follows.

Stock Options

Each award of options will be evidenced by an award agreement that sets forth various terms of the award that the administrator determines in accordance with the 2021 Plan provisions. The exercise price per share of options granted under the 2021 Plan generally must be equal to at least 100% of the fair market value of a Share on the date of grant. Under the 2021 Plan, unless the administrator determines otherwise, the fair market value of a Share generally refers to the closing sales price of a Share on The Nasdaq Stock Market as of the date of determination. As of March 31, 2026, the closing price of a Share on The Nasdaq Stock Market was $6.07.

The term of an option award may not exceed 10 years. With respect to any participant who owns more than 10% of the voting power of all classes of the stock of the Company (or any of its parent’s or subsidiary’s outstanding stock), the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of an incentive stock option must equal at least 110% of the fair market value of a Share on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, check, promissory note (to the extent permitted by applicable laws), certain shares of our Common Stock, cashless exercise, net exercise or sell-to-cover transaction, as well as other types of consideration permitted by applicable law.

After the cessation of service of an employee, director or consultant, such participant may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the vested portion of the option generally will remain exercisable for 6 months, and in all other cases, the vested portion of the option generally will remain exercisable for three months following the cessation of such service. An option, however, may not be exercised later than the expiration of its term.

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Stock Appreciation Rights

An award of stock appreciation rights allows the recipient to receive the appreciation in the fair market value of the underlying Shares between the exercise date and the date of grant. Each award of stock appreciation rights will be evidenced by an award agreement that sets forth various terms of the award that the administrator determines in accordance with the 2021 Plan provisions. The exercise price per share of stock appreciation rights granted under the 2021 Plan generally must be equal to at least 100% of the fair market value of a Share on the date of grant. The term of a stock appreciation right award may not exceed 10 years. Any payment upon exercise of a stock appreciation right award, at the administrator’s discretion, may be in cash, Shares or a combination of both.

After the cessation of service of an employee, director or consultant, such participant may exercise his or her stock appreciation right award for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the vested portion of the award generally will remain exercisable for 6 months, and in all other cases, the vested portion of the award generally will remain exercisable for three months following the cessation of such service. An award of stock appreciation rights, however, may not be exercised later than the expiration of its term.

Restricted Stock

Awards of restricted stock are grants of Shares that may have vesting requirements or other terms and conditions established by the administrator. Restricted stock also may be issued upon early exercise of an option award. Each award of restricted stock will be evidenced by an award agreement that sets forth various terms of the award that the administrator determines in accordance with the 2021 Plan provisions. The administrator may impose whatever restrictions on transferability, forfeiture provisions or other restrictions or vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such Shares upon grant, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to forfeiture.

Restricted Stock Units

Each RSU is a bookkeeping entry representing a right with respect to a share of Common Stock following satisfaction of all applicable requirements by delivery of one Share, or cash equal to the fair market value of one Share on the settlement date, in the administrator’s discretion. Each award of RSUs will be evidenced by an award agreement that sets forth various terms of the award that the administrator determines in accordance with the 2021 Plan provisions. The administrator may set the vesting criteria of an RSU award based upon the achievement of company-wide, divisional, business unit, or individual goals or requirement (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting

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criteria under the RSUs. All RSUs that are unearned or unvested as of the date set forth in the applicable award agreement will be forfeited.

Performance Awards

Performance awards are awards that may be earned in whole or in part on the attainment of performance goals or other vesting criteria that the administrator may determine, and that may be denominated in cash or stock and settled in cash, securities, or a combination thereof. Each performance award granted under the 2021 Plan will be evidenced by an award agreement that sets forth various terms of the award that the administrator determines in accordance with the 2021 Plan provisions. Each performance award will have an initial value that is determined by the administrator. The administrator may set the vesting criteria of a performance award based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion, and may set any time period during which any applicable performance objectives or other vesting criteria will be measured. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions under the performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, Shares, or a combination of both. All performance awards that are unearned or unvested as of the date set forth in the applicable award agreement will be forfeited.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2021 Plan generally will not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the participant holding an award may exercise the award during such participant’s lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Dissolution or Liquidation

If there is a proposed liquidation or dissolution of the Company, the administrator will notify participants as soon as practicable before the effective date of such event. Each award, to the extent that it has not been previously exercised will terminate immediately before the consummation of such event.

Merger or Change in Control

The 2021 Plan provides that in the event of the Company’s merger with or into another corporation or a change in control, as defined in the 2021 Plan, each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph), without a participant’s consent. The administrator may, without limitation, provide that awards granted under the 2021 Plan may be (i) assumed, or substantially equivalent awards substituted, (ii) terminated upon or immediately prior to the merger or change in control, (iii) vest and become exercisable or payable and, to the extent the administrator determines, terminated upon or immediately prior to the merger or change in control, (v) terminated in exchange for cash, other property or other consideration, or (vi) treated in any

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combination of the foregoing. The administrator is not required to treat all awards, all awards held by a participant, all portions of awards, or all awards of the same type, similarly.

If a successor (or an affiliate thereof) does not assume or substitute for an award (or portion thereof), then such award (or its applicable portion) will fully vest, all restrictions on such award (or its applicable portion) will lapse, all performance goals or other vesting criteria applicable to such award (or its applicable portion) will be deemed achieved at 100% of target levels and such award (or its applicable portion) will become fully exercisable, if applicable, for a specified period before the transaction, in each case unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator. In addition, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator, if an option or stock appreciation right (or a portion of such award) is not assumed, substituted or continued, the administrator will notify the participant that such option or stock appreciation right (or its applicable portion) will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right (or its applicable portion) will terminate upon the expiration of such period.

Awards granted to a non-employee member of our Board of Directors while such individual was a non-employee director will fully vest upon a merger of the Company with or into another corporation or other entity or a change in control, provided that the participant’s status as a director is terminated other than upon a voluntary resignation by the participant (unless that resignation is at the request of the acquirer) following the assumption or substitutions of the award in such merger or change in control, and such participant will have the right to exercise options and stock appreciation rights as to all Shares underlying such awards, all restrictions on such awards will lapse, and all performance goals or other vesting criteria applicable to such awards will be deemed achieved at 100% of target levels, unless specifically provided otherwise under the applicable award agreement or other written agreement with the non-employee director authorized by the administrator. Awards granted to our non-employee directors under our outside director compensation policy provide for single-trigger accelerated vesting on continued service through closing of a change in control, which effectively supersedes this plan provision.

Forfeiture and Clawback

All awards will be subject to any clawback policy that the Company is required to adopt to comply with the listing standards of the exchange on which the Company’s securities are issued. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to clawback upon the occurrence of certain specified events. The administrator may require a participant to forfeit or return to the Company or reimburse the Company for all or a portion of the award and any amounts paid under the award in order to comply with any clawback policy of the Company as described in the first sentence of this paragraph or with applicable laws.

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Amendment or Termination

The 2021 Plan became effective upon September 24, 2021, and will continue in effect until terminated by the administrator. However, no incentive stock options may be granted after the 10-year anniversary of the adoption of the 2021 Plan by the Board of Directors. In addition, the administrator will have the authority to amend, alter, suspend, or terminate the 2021 Plan or any part of the 2021 Plan, at any time and for any reason, but such action generally may not materially impair the rights of any participant without his or her written consent. The 2021 Plan requires the Company to obtain stockholder approval of any amendment to the 2021 Plan to the extent necessary and desirable to comply with applicable laws.

New Plan Benefits

Our executive officers and non‑employee directors have an interest in this proposal because they are eligible to receive awards under the 2021 Plan. Awards that an employee, member of the Board of Directors, or consultant may receive under the 2021 Plan is in the discretion of the administrator and therefore cannot be determined in advance. The following table sets forth the grant date fair value and number of shares of our stock subject (at grant) to equity awards granted during 2025 under the 2021 Plan to the individuals and groups set forth in the table below. The Company did not grant any other types of equity awards under the 2021 Plan during 2025. Information on equity awards granted or approved by the Company in 2025 outside of the 2021 Plan (other than those described in Proposal 4) follows immediately below.

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	Options		Time-Based RSUs or RSAs(1)(2)		Performance-Based RSUs(3)		Total
Name and Position	Number of Shares (#)	Grant Date Fair Value ($)(4)	Number of Shares (#)	Grant Date Fair Value ($)(4)	Number of Shares (#)	Grant Date Fair Value ($)(4)	Number of Shares (#)	Grant Date Fair Value ($)(4)
Benjamin G. Wolff President, Chief Executive Officer and Director	—	$—	—	$—	—	$—	—	$—
Denis Garagić Chief Technology Officer	—	$—	120,000	$766,800	—	$—	120,000	$766,800
Stephen Sonne Chief Legal Officer and Secretary	—	$—	70,000	$447,300	—	$—	70,000	$447,300
Brian D. Finn	—	$—	14,819	$130,111	—	$—	14,819	$130,111
Eric T. Olson	—	$—	14,819	$130,111	—	$—	14,819	$130,111
Stephen M. Twitty	—	$—	9,078	$79,614	—	$—	9,078	$79,614
Dennis Weibling	—	$—	14,819	$130,111	—	$—	14,819	$130,111
Michael T. Young	16,667	$86,403	14,819	$130,111	—	$—	31,486	$216,514
All current executive officers, as a group (4 persons)	—	$—	260,000	$1,661,400	—	$—	260,000	$1,661,400
All current directors, who are not executive officers, as a group (5 people)	16,667	$86,403	68,354	$600,057	—	$—	85,021	$686,460
All employees, including all current officers who are not executive officers, as a group (157 people)	—	$—	407,188	$2,706,579	5,000	$36,100	412,188	$2,742,679
All consultants who are not employees, as a group (3 people)	40,000	$258,760	12,577	$65,903	12,488	$41,897	65,065	$366,560

(1)
See the “Summary Compensation” table of this proxy statement and footnotes 2 to 3 to that table for vesting and other details of the awards granted to the named executive officers during 2025. See the “Director Compensation” table of this proxy statement and footnote 1 to that table for vesting and other details of the awards granted to the directors during 2025.
(2)
The awards included in this column are restricted stock units that were granted subject to service-based vesting only.
(3)
The awards included in these columns are restricted stock units that were granted subject to performance-based vesting. Amounts assume achievement of performance at maximum levels.
(4)
The amounts in this column represent the fair value of the option, restricted stock award, RSU award or performance-based RSU award, as applicable, on the grant date, computed in accordance with applicable accounting standards, and do not reflect actual amounts paid to or received by any individual.

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The following table sets forth the grant date fair value and number of shares of our stock subject (at grant) to equity awards granted by the Company during 2025 outside of the 2021 Plan (other than those described in Proposal 4) to the individuals and groups set forth in the table below. Information on the Executive RSUs, as defined and described in Proposal No. 4, which were approved in November 2025, but which will terminate and not vest unless approved pursuant to Proposal No. 4, is provided under Proposal No. 4 below.

	Options		Time-Based RSUs or RSAs(1)		Performance-Based RSUs		Total
Name and Position	Number of Shares (#)	Grant Date Fair Value ($)(2)	Number of Shares (#)	Grant Date Fair Value ($)(2)	Number of Shares (#)	Grant Date Fair Value ($)	Number of Shares (#)	Grant Date Fair Value ($)(4)
Benjamin G. Wolff (3) President, Chief Executive Officer and Director	—	$—	1,500,000	$3,345,000	—	$—	1,500,000	$3,345,000
All employees, including all current officers who are not executive officers, as a group (157 people) (4)	25,000	$133,035	286,295	1,516,386	—	$—	311,295	1,649,421

(1)
The awards included in this column are restricted stock awards that were granted subject to service-based vesting only.
(2)
The amounts in this column represent the fair value of the restricted stock awards on the grant date, computed in accordance with applicable accounting standards, and do not reflect actual amounts paid to or received by any individual.
(3)
Reflects a one-time award of restricted stock granted to Mr. Wolff in connection his employment agreement entered into in December 2024. See “Named Executive Officer Employment Arrangements” under “Executive Compensation” for vesting and other details of this award.
(4)
Reflects awards granted by the Company in 2025 under the 2024 Inducement Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 Plan. The summary is based on existing U.S. federal income tax laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Options

Options granted under the 2021 Plan may be either “incentive stock options,” within the meaning of Section 422 of the Code, or nonstatutory stock options.

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the participant to the alternative minimum tax or may affect the determination of the participant’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the participant exercises an incentive stock option and then later sells or otherwise

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disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price generally will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two- or one‑year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date generally is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Any options that do not qualify as incentive stock options are referred to as nonstatutory stock options. No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with the exercise of a nonstatutory stock option by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right with a per share exercise price equal to at least the fair market value of a share of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any taxable income recognized in connection with the exercise of a stock appreciation right by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant.

Restricted Stock

No taxable income is reportable when an award of restricted stock is granted to a participant. Instead, the participant will recognize ordinary income in the first taxable year in which the shares underlying the award becomes transferable or no longer subject to a substantial risk of forfeiture at the then fair market value of the shares. However, a participant who is granted a restricted stock award may elect to recognize ordinary income at the time the participant receives shares under the award in an amount equal to the then fair market value of the shares less any amount paid for the shares. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the restricted stock generally will be treated as capital gain or loss.

Restricted Stock Units, and Performance Awards

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A participant generally will not have taxable income at the time an award of RSUs or performance awards are granted. Instead, the participant will recognize ordinary income in an amount equal to the fair market value of shares issued to the participant at the end of the applicable vesting period or, if later, the settlement date of the award. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the restricted stock units or performance awards generally will be treated as capital gain or loss.

Medicare Surtax

A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2021 Plan. Whether a participant’s net investment income willbe subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Section 409A

Section 409A of the Code provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2021 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are key employees, subject to certain exceptions, Section 409A requires that distributions in connection with his or her separation from service commence no earlier than six months after such separation from service.

If an award granted under the 2021 Plan is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as potential penalties and interest, on such deferred compensation. Certain states such as California have enacted laws similar to Section 409A which impose additional taxes, and potential penalties and interest, on nonqualified deferred compensation arrangements that fail to comply with such state laws. We will also have withholding and reporting requirements with respect to such amounts. The 2021 Plan provides that neither we nor any of our parents or subsidiaries will have any obligation to reimburse, indemnify, or hold harmless a participant in respect of awards granted under the 2021 Plan for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the

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deductibility of compensation paid to our chief executive officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Required Vote

Approval of the 2021 Plan, as amended and restated, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER.

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PROPOSAL NO. 4

APPROVAL OF RESTRICTED STOCK UNIT AWARDS TO OUR SENIOR EXECUTIVES

We are asking you to approve certain restricted stock unit awards covering an aggregate of 5,360,659 shares of our common stock, that we granted to our senior executives on November 15, 2025 (the “Executive RSUs”).

On the terms of the Executive RSUs as granted, if stockholder approval is not attained by the Annual Meeting or the last adjournment thereof, the Executive RSUs will become null and void and terminate without vesting.

Background

On November 15, 2025, based on the recommendation of the Compensation Committee, our Board of Directors approved the Executive RSUs. Due to a desire to incentivize our executive officers to remain with us, further align their interests with those of our stockholders and to reward them should their efforts result in the creation of substantial stockholder value, the Compensation Committee recommended, and our Board of Directors desired to approve, awards of restricted stock units to our then serving executive officers with vesting subject to our attainment of certain stock price goals.

Before recommending the Executive RSUs to the Board of Directors, the Compensation Committee discussed the desirability of senior executive awards at multiple meetings and outside discussions, and consulted with its independent advisors. Among other things, the Compensation Committee discussed various potential terms and structures for the awards, including the amounts of the Executive RSUs, the target stock prices for vesting of the awards, the performance period over which the RSUs could be earned, whether to include time-based vesting requirements, whether to use performance metrics other than or in addition to stock price and whether to adjust the shares to be received based on the stock price at the time of grant (sometimes referred to as “premium pricing”).

While the Compensation Committee and the Board of Directors felt that the awards as ultimately structured were appropriate and would provide proper retention and performance incentives to our executive officers, because of the potential dilution to our stockholders and the desire not to use shares from the 2021 Plan, the Executive RSUs were conditioned upon stockholder approval. As a result, the Executive RSUs were granted outside the 2021 Plan and will become null and void and terminate without vesting if not approved at the Annual Meeting.

Significant Historical Award Information

Information on our historical awards is provided under the heading Proposal No. 3, Approval of the Palladyne AI Corp. 2021 Equity Incentive Plan, as Amended and Restated – Significant Historical Award Information, above.

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PROPOSAL NO. 4

Number of Shares Requested

The Compensation Committee and our Board of Directors considered several factors in determining the size of the Executive RSUs. The Compensation Committee and the Board of Directors felt it was appropriate that these awards be substantial in amount so that the recipients would be rewarded for significant increases in stockholder value. The Compensation Committee and the Board of Directors felt that this incentive would provide strong retention incentives and additional focus on managing the business with a focus on stockholder value creation. The Compensation Committee, in making its recommendation to the Board of Directors, also considered the substantial risk of forfeiture inherent in the stock price goals that must be met in order for the award to vest, as well as the sizes and approaches by other companies making awards of a similar nature. It also considered that, with respect to Mr. Wolff in particular, the amount of the awards needed to be sufficient in size relative to current stockholdings and awards held by the recipients to provide the desired additional retention and performance incentives.

The Compensation Committee and the Board of Directors considered the relative potential impact each recipient was likely to have on our performance and the resulting achievement of the stock price targets and each such person’s responsibility within the organization when determining the amount of each individual’s award.

Effect of Approval of the Executive RSUs

If stockholders approve the Executive RSUs, the Executive RSUs will continue and become eligible for vesting on their terms.

If stockholders do not approve the Executive RSUs, the Executive RSUs will terminate without vesting. In this case, our Compensation Committee may consider what alternatives might be available to achieve the compensation goals the Executive RSUs were intended to address.

Limitations on Individual Awards

The maximum aggregate number of shares of our common stock subject to Executive RSUs is 5,360,659, representing the total number of shares of our common stock subject to the Executive RSUs granted on November 15, 2025. No other awards will be granted pursuant to this authorization. The number of shares available for settlement on vesting of the Executive RSUs is subject to proportionate adjustment for any stock splits, dividends, combinations and the like, under the terms of the Executive RSU agreements.

Eligibility

The Executive RSUs were granted to our senior executives who were executive officers as of November 15, 2025. These executive officers consisted of Benjamin Wolff, our Chief Executive Officer; Denis Garagić, our Chief Technology Officer and co-founder; Trevor Thatcher, our Chief Financial Officer, Kristi Martindale, our Chief Commercial Officer, and Stephen Sonne, our Chief Legal Officer and Secretary.

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PROPOSAL NO. 4

All of the recipients of Executive RSUs were employees and executive officers of the Company at the time of grant. Mr. Wolff was also a member of our Board of Directors at the time of grant. No other service provider of the Company received an Executive RSU.

The basis for participation in the Executive RSUs was being an executive officer on the date of grant and being selected for such an award by our Board of Directors, in its discretion, upon the recommendation of the Compensation Committee.

Terms and Conditions of the Executive RSUs

Although the Executive RSUs were made by standalone grants outside the 2021 Plan, the awards were made pursuant to an award agreement that adopts the terms and conditions of the 2021 Plan applicable to restricted stock unit awards. The form of restricted stock unit award agreement is provided with this proxy statement as Appendix B.

The only awards covered by the approval requested under this Proposal No. 4 are the Executive RSUs, which are awards of restricted stock units. Each restricted stock unit subject to an Executive RSU is a bookkeeping entry representing the right to receive one Share following satisfaction of all applicable requirements. All Executive RSUs for which the stock price goal for a particular tranche has not been met by November 15, 2030 will be forfeited.

Each Executive RSU award is divided into 10 equally-sized tranches. The stock price goal for each tranche will be met only when the closing price per share of our common stock meets or exceeds the stock price goal on a sustained basis for a period of 60 consecutive trading days. A tranche for which the stock price is met will vest only if the associated service-based vesting condition, set forth in the following table, is satisfied or deemed satisfied as further described below.

Vesting Tranche	Stock Price Goal	Vesting Condition
1	$ 20.00

25% on attainment of the stock price goal, and an additional 25% on the six-, twelve- and eighteen-month anniversaries of this attainment, subject to the executive’s continued service through each vesting date

2	$ 25.00
3	$ 30.00
4	$ 35.00
5	$ 40.00

25% on attainment of the stock price goal, and an additional 25% on the three-, six-, and twelve-month anniversaries of this attainment, subject to the executive’s continued service through each vesting date

6	$ 45.00
7	$ 50.00
8	$ 55.00
9	$ 60.00

33.3% on attainment of the stock price goal, an additional 33.3% on the three-month anniversary of this attainment, and an additional 33.4% on the six-month anniversary of this attainment, subject to the executive’s continued service through each vesting date

10	$ 65.00

If the stock price goal for a tranche is achieved, the number of restricted stock units that will be eligible for vesting for that tranche on a vesting date will be based on the increase in value of the Company’s stock from the time of grant to the time of vesting. The increase in value will be determined by multiplying (a) the number of units subject to the tranche scheduled to vest on that vesting date by (b)

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PROPOSAL NO. 4

(i) the excess, if any, of the volume-weighted average closing price of the Company’s common shares for the 20-trading day period prior to and including the vesting date over the volume-weighted average closing price of the Company’s common shares for the 20-trading day period ending on and including November 15, 2025 divided by (ii) by the volume-weighted average closing price of the Company’s common shares for the 20-trading day period prior to and including the vesting date.

On termination of the executive’s service due to a termination by the Company without cause or by the executive for good reason (in each case within the meaning of the executive’s employment agreement), if executive otherwise satisfies the conditions for payment of severance under the executive’s employment agreement, including executive’s release of claims against the Company, then executive will become vested in all tranches for which the stock price goal has been achieved prior to the date of such termination.

On termination of the executive’s service due to the executive’s death or by the Company for disability (within the meaning of the executive’s employment agreement), or, for Mr. Wolff only, if he continues to be a member of our board of directors after he ceases to be an employee and subsequently ceases to be a director because he is not nominated for reelection or he is not reelected, if the executive satisfies the condition of receipt of severance under the executive’s employment agreement applicable to termination by the Company without cause, including the executive’s release of claims against the Company, then the executive will become vested in all tranches for which the stock price goal has been achieved prior to the date of such termination.

In the event of a change in control (which has the same definition used in the 2021 Plan) that occurs before achievement of the stock price goal for any tranche, achievement will be measured based on the closing price of our common stock on the last trading day prior to closing of the change in control, any tranche for which the stock price goal is met as so measured will vest in full on the executive’s continued service through the closing date and any tranche for which the stock price goal is not met as so measured will be forfeited.

Subject to the terms of the Executive RSUs relating to withholding obligations (described below in this section) any restricted stock units that become vested under an Executive RSU will be settled in shares of our common stock as soon as practicable after vesting, but in any case within 60 days following the vesting date.

Any offers or sales of shares approved by stockholders under this Proposal No. 4 would apply only to the Executive RSUs. Approval of the Executive RSUs by stockholders will not constitute approval to use shares subject to the Executive RSUs for any other equity awards, even if any portion of an Executive RSU is forfeited.

The form of Executive RSU agreement provides that each award will be administered by our Board of Directors or its designated committee (the “Committee”). As the administrator of the Executive RSUs, the Committee will have the authority to adopt, revise or rescind any rules and regulations as it may deem necessary or advisable to administer the Executive RSUs, and make all other decisions and determinations that may be required under the Executive RSUs or that the Committee deems necessary or advisable for administration of the Executive RSUs to the same extent as it has with regards to

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PROPOSAL NO. 4

awards under the 2021 Plan. The Committee may permit the executive holder of an Executive RSU to satisfy tax withholdings relating to awards granted under the Executive RSUs pursuant to procedures it determines, as permitted by applicable laws, including allowing the executive to (a) pay us the amount of the withholding obligation in cash, (b) have us withhold otherwise deliverable shares under an award or to deliver to us already owned shares of common stock at the minimum statutory withholding amount or such greater amount as the Committee permits if it determines such amount would not have adverse accounting consequences, (c) have us withhold from the executive holders’ wages or other cash compensation, (d) delivering to us Shares that the executive holder owns and that have already vested at the minimum statutory withholding amount, or such greater amount as the Committee permits if it determines such amount would not have adverse accounting consequences, (d) have us sell a sufficient number of shares otherwise deliverable under the Executive RSUs (whether through a broker or otherwise) at the minimum statutory withholding amount or such greater amount as the Committee permits if it determines such amount would not have adverse accounting consequences. The Committee may amend or terminate outstanding Executive RSUs to the same extent as it can amend or terminate awards under the 2021 Plan. However, amendment or termination will require the executive holder’s consent in certain circumstances if it would materially adversely affect the executive’s interests under the Executive RSUs.

The Executive RSUs are not generally assignable or transferable by the executive other than by will or the laws of descent and distribution (which includes by beneficiary designation if available). However, the Committee, in its discretion, may permit awards to be transferred, subject to such terms and conditions as the Committee determines to be appropriate. Each executive holder of an Executive RSU may, in the manner determined by the Committee and to the extent the Committee has permitted, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to such award upon the participant’s death.

In the event of a dividend or other distribution (whether in cash, our securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of our common stock or our other securities, or other change in our corporate structure affecting our common stock (other than ordinary dividends or other ordinary distributions), the number and class of shares issuable under the approval sought here and/or the number and class (as applicable) of shares covered by each outstanding Executive RSU will be adjusted proportionately in order to prevent the diminution or enlargement of benefits or potential benefits intended under the Executive RSUs and the authorization sought here.

Assuming that it is approved by our stockholders, the authorization to issue shares pursuant to the Executive RSUs will continue until May 15, 2032.

The Executive RSUs are subject to our compensation recoupment policy as in effect on November 15, 2025, and will be subject to any applicable compensation recoupment policy we implement to comply with the requirements of applicable laws.

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PROPOSAL NO. 4

Certain Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant and vesting of the Executive RSUs and the subsequent sale of common stock acquired thereunder. The tax consequences of awards may vary according to the country of participation. Also, the tax consequences of the grant or vesting of awards vary depending upon the particular circumstances, and it should be noted that income tax laws and regulations and interpretations thereof, change frequently.

An executive holder generally will not have taxable income at the time an award of restricted stock units are granted. Instead, the executive will recognize ordinary income in an amount equal to the fair market value of shares issued to the executive at the end of the applicable vesting period or, if later, the settlement date of the award. Such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the Executive RSUs generally will be treated as capital gain or loss.

The Company generally will be entitled to a tax deduction in connection with the vesting and issuance of shares under an Executive RSU in an amount equal to the ordinary income recognized by the executive holder at the time that the executive recognizes such income, except as follows. Under Section 162(m) of the Code, the deductibility of compensation paid to certain individuals, including our President and Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m), is limited to $1,000,000 per person per year.

Executive RSU Benefits

The following table sets forth information on the shares subject to the Executive RSUs for which approval is being sought, taking into account the closing price for our common stock on March 31, 2026 which was $6.07.

Name and Position(1)	Dollar Value	Number of Shares Subject to Stock Awards
Benjamin Wolff, President, Chief Executive Officer and Director	$27,138,618	4,470,942
Denis Garagić, Chief Technology Officer	$2,713,861	447,094
Stephen Sonne, Chief Legal Officer and Secretary	$895,574	147,541
All Current Executive Officers as a Group (4 people)	$31,643,626	5,213,118
All Directors who are not Executive Officers as a Group (5 people)	$—	—
All Non-Executive Officer Employees as a Group (Including all Officers who are not Executive Officers) (1 participant)	$895,574	147,541

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PROPOSAL NO. 4

Vote Required

Approval of the Executive RSUs requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXECUTIVE RSUs

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2026.

Name	Age	Position
Benjamin G. Wolff(1)	57	President, Chief Executive Officer and Director
Denis Garagić	57	Chief Technology Officer
Stephen Sonne	57	Chief Legal Officer and Secretary
Trevor Thatcher	40	Chief Financial Officer

(1)
Biographical information for Mr. Wolff is set forth above under Board of Directors and Corporate Governance – Nominees for Director beginning on page 9.

Dr. Denis Garagić

Dr. Denis Garagić has served as our Chief Technology Officer since January 2022. Dr. Garagić is the co-founder of our AI/ML software business and served as Old Sarcos' Chief Scientist, Advanced Systems and AI from June 2020 until the Business Combination when he became our Chief Scientist, Advanced Systems & AI, a position he held until his promotion in January 2022. Prior to joining Old Sarcos, he served as Chief Scientist at BAE Systems (OTCMKTS: BAESY) FAST Labs from April 2007 to May 2020, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator or Research Lead on numerous programs, including the Defense Advanced Research Projects Agency (DARPA) and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

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EXECUTIVE OFFICERS

Stephen Sonne

Stephen Sonne has served as our Chief Legal Officer and Secretary since September 2022, overseeing all legal activities for the Company. Beginning in February 2024, he also began overseeing the Company's human resource function. Prior to becoming Chief Legal Officer, Mr. Sonne served as Senior Vice President and General Counsel from February 2022 to September 2022. From January 2013 until March 2021, he served as Senior Vice President, Associate General Counsel and, from April 2018 to March 2021, Corporate Secretary for Booking Holdings (Nasdaq: BKNG), the parent company of Booking.com, priceline.com, KAYAK, agoda.com, Rentalcars.com and OpenTable, overseeing Booking Holdings' public reporting, securities offering, mergers and acquisitions and corporate governance activities, among other things. Prior to Booking Holdings, Mr. Sonne served as a Partner at O'Melveny & Myers LLP, a premier international law firm. He holds a Bachelor of Arts in Political Science and Spanish from Brigham Young University, an MBA from Duke University's Fuqua School of Business and a Juris Doctor degree from the Duke University School of Law.

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EXECUTIVE OFFICERS

Trevor Thatcher

Trevor Thatcher has served as our Chief Financial Officer since March 2024. Mr. Thatcher has over 10 years of experience providing strategic and operational financial leadership to public companies. Mr. Thatcher joined us in December 2021 as VP, Corporate Controller. Before joining Palladyne AI Corp., Mr. Thatcher served in various accounting roles from 2014 to 2016 at LifeVantage Corporation (Nasdaq: LFVN), a health, wellness and fitness company, and served as its SVP, Corporate Controller from 2016 until 2021. He oversaw the company's accounting, tax, commissions, treasury and internal audit functions, was a member of the company's international and product expansion teams and helped to align and consolidate company-wide processes to drive operational efficiencies. Previous to LifeVantage, Mr. Thatcher served in other accounting and finance roles and began his career in public accounting at a local Utah accounting firm. Mr. Thatcher earned his Masters of Accounting from the University of Utah and his Bachelors of Science in Accounting and Economics from Utah State University. He is a Certified Public Accountant in Utah and was a recipient of the Direct Selling "Forces Under 40" award in 2017 while working for LifeVantage Corporation.

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EXECUTIVE COMPENSATION

We have designed our compensation and benefits programs to attract, retain, incentivize and reward talented and qualified executives. We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our current compensation programs primarily consist of salary, bonuses and equity compensation awards. We believe that our use of equity compensation awards strongly aligns the interests of our executive officers with those of our stockholders by providing meaningful compensation opportunities through the use of long-term equity incentives. Further, we believe that the vesting schedules associated with our equity compensation awards promote our accomplishment of key objectives and our long-term success. As a result, we do not believe that our compensation programs promote excessive or inappropriate risk-taking. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Our named executive officers, consisting of each individual serving in the role of principal executive officer in 2025, the next two most highly compensated executive officers (other than our principal executive officer during 2025) as of December 31, 2025, and up to two additional individuals who were executive officers in 2025 but were not serving as executive officers as of December 31, 2025, were:

•
Benjamin G. Wolff, our President, Chief Executive Officer and Director;
•
Denis Garagić, our Chief Technology Officer; and
•
Stephen Sonne, our Chief Legal Officer and Secretary.

Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for services rendered during the fiscal years ended December 31, 2025 and December 31, 2024 if they were an executive officer during those years:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Benjamin G. Wolff(4)	2025	$10,094	—	$3,345,000	—	—	$3,355,094
President, Chief Executive Officer and Director	2024	$228,797	—	$369,125	—	—	$597,922
Denis Garagić	2025	$440,937	$40,000	$766,800	—	—	$1,247,737
Chief Technology Officer	2024	$412,174	$364,417	$295,301	$74,514	—	$1,146,406
Stephen Sonne	2025	$383,875	$55,000	$447,300	—	—	$886,175
Chief Legal Officer and Secretary	2024	$370,000	$240,500	$59,060	$14,818	—	$684,378

(1)
The amounts in this column represent discretionary bonuses approved by our Compensation Committee after taking into account the Company's performance against targets, individual performance and retention bonuses approved by our Board of Directors and patent bonuses. Amounts reported in the "Bonus" column for 2025 include (i) for Dr. Garagić a discretionary bonus of $40,000, and (ii) for Mr. Sonne a discretionary bonus of $55,000. Amounts reported in the "Bonus" column for 2024 include (i) for Dr. Garagić a retention bonus of $318,750, a discretionary bonus of $42,500 and a patent bonus for $3,167, and (ii) for Mr. Sonne a retention bonus of $185,000 and a discretionary bonus of $55,500.
(2)
The amounts in these columns represent the aggregate grant-date fair value of equity awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Notes 1 and 10 to our audited consolidated

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EXECUTIVE COMPENSATION

financial statements included in our annual report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(3)
In April 2024, the Company approved amendments to certain options held by seven senior employees, including Dr. Garagić's option awards granted on May 29, 2020, May 20, 2022 and March 29, 2023 (representing an incremental value of $30,848) and Mr. Sonne's option awards granted on April 1, 2022 (representing an incremental value of $14,818). These options were amended to (a) reduce the per share exercise price of the options to $1.59, which is equal to the closing price of the Company's common stock on April 17, 2024, the effective date of the amendment, and (b) revise the vesting terms to restart the vesting schedule, including options that had already vested, such that 25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options vest on each of the company's quarterly vesting dates, subject to Dr. Garagić and Mr. Sonne, respectively, continuing to be a service provider as of each such vesting date. No other terms of these options were modified.
(4)
Mr. Wolff, served as our Executive Chairman until February 1, 2023 and served as our Executive Vice Chairman from October 19, 2023 until February 23, 2024 when he became our President and Chief Executive Officer. Mr. Wolff was an employee during those periods of service, and thus did not receive compensation under our outside director compensation policy for services on the Board during those periods.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

		Stock Awards			Option Awards
Name	Grant Date(1)	Number of Shares, Units or Other Rights That Have Not Vested(#)		Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date
Benjamin Wolff	7/2/2025	1,500,000	(3)	$6,390,000	—	—		—
Denis Garagić	5/29/2020	—		—	9,348	12,024	(4)	$1.59	5/29/2030
	5/20/2022	—		—	6,212	7,992	(4)	$1.59	5/20/2032
	5/20/2022	1,122	(5)	$4,780	—	—		—
	3/29/2023	—		—	29,961	38,525	(4)	$1.59	3/29/2033
	3/29/2023	13,947	(6)	$59,414	—	—		—
	2/23/2024	281,250	(7)	$1,198,125	—	—		—
	3/10/2025	120,000	(8)	$511,200	—	—		—
Stephen Sonne	4/1/2022	—		—	8,642	11,115	(4)	$1.59	2/7/2032
	4/1/2022	513	(9)	$2,185	—	—		—
	3/29/2023	—		—	37,669	17,120	(10)	$2.82	3/29/2033
	3/29/2023	11,156	(6)	$47,525	—	—		—
	2/23/2024	56,250	(7)	$239,625	—	—		—
	3/10/2025	70,000	(8)	$298,200	—	—		—

(1)
Represents grant dates of the stock options and stock awards.
(2)
The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on December 31, 2025 the last trading day of the year, which was $4.26 per share.
(3)
Represents restricted stock that will vest on October 31, 2027, subject to continued service through such date.
(4)
25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(5)
Represents RSUs, 25% of the award vested on May 20, 2023, and subsequently 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(6)
Represents RSUs, 25% of the award vested on March 29, 2024, and subsequently 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(7)
Represents RSUs, 25% of the award vested on February 23, 2025, and subsequently 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(8)
Represents RSUs, 25% of the award vested on March 10, 2026, and subsequently 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.

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EXECUTIVE COMPENSATION

(9)
Represents RSUs, 25% of the award vested on March 29, 2023, and subsequently 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(10)
25% of the shares underlying the options vested on March 29, 2024, and then subsequently 1/12 of the remaining shares underlying the options will vest on each of quarterly vesting date thereafter, subject to continued service through such date.

2025 Named Executive Officer Equity Compensation Decisions

In March 2025, the Compensation Committee approved grants of RSUs under our 2021 Plan. Dr. Garagić and Mr. Sonne were awarded 120,000 and 70,000 RSUs, respectively, with 25% of the award vesting on the one-year anniversary of grant, and 1/12 of the remaining portion of the award vesting on each quarterly vesting date thereafter, subject to continued service through such date.

On November 15, 2025, based on the recommendation of the Compensation Committee, our Board of Directors approved the Executive RSUs. While approved, these awards will terminate without vesting unless approved by our stockholders at the Annual Meeting or an adjournment thereof. Accordingly, the Executive RSUs are not reflected in the Summary Compensation Table or Outstanding Equity Awards Table for 2025. For a discussion of the Executive RSUs, please see "Proposal 4," above.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation "clawback" requirements under applicable SEC and Nasdaq listing rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

Named Executive Officer Employment Arrangements

Our named executive officers were at-will employees. The key terms of employment with respect to our named executive officers are discussed below. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement and our form indemnification agreement, in each case as in use at the time they were entered into.

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EXECUTIVE COMPENSATION

Benjamin G. Wolff

In February 2024, Mr. Wolff was appointed as President and Chief Executive Officer. In connection with this appointment, we entered into an employment agreement with Mr. Wolff in January 2024. This employment agreement provided for an at-will employment term of one year, subject to extension for an additional year upon notice by us no less than 90 days prior to the expiration date in February, 2025.

Pursuant to this employment agreement, Mr. Wolff was entitled to an annual base salary of $240,000 and eligibility for one or more bonuses at the discretion of the Board or the Compensation Committee (though Mr. Wolff was not entitled to participate in our annual bonus plan unless otherwise determined at the discretion of the Board or the Compensation Committee).

In addition, Mr. Wolff was entitled to the following equity awards:

•
A restricted stock award of 625,000 shares of our common stock, which was subject to vesting on the earlier of (i) February 23, 2025 and (ii) the date of a Change in Control (as defined in the agreement), in each case subject to continued service through such date; and
•
In the event we elected to extend the at-will employment term for an additional year, an additional restricted stock award grant of 625,000 shares of our common stock, which would have vested on the earlier of (i) February 23, 2026 and (ii) the date of a Change in Control, in each case subject to continued service through such date;

In the event that Mr. Wolff’s employment terminated before the last day of the employment term (i) by us without Cause (as defined in the agreement) and without Mr. Wolff’s consent, or (ii) by Mr. Wolff for Good Reason (as defined in the agreement), then, contingent on Mr. Wolff’s signing and not revoking a separation agreement and release of claims in a form reasonably acceptable to the Company and compliance with the terms of his intellectual property agreement, Mr. Wolff would have been eligible to receive:

•
Base salary for a severance period through the remainder of the employment term in effect prior to termination;
•
Prorated vesting of any then outstanding restricted stock award for the days of actual service during the award’s vesting period; and
•
Reimbursement for group health care premiums paid for COBRA continuation coverage through the remainder of the employment term in effect prior to termination; and
•
In the event that Mr. Wolff incurred any excise tax liability for golden parachute payments in connection with a change in control event that occurred on or before the first anniversary of the end of the employment term under this agreement; a gross-up payment to cover the amount of that excise tax on an after-tax basis.

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EXECUTIVE COMPENSATION

In December 2024, we entered into a new employment agreement with Mr. Wolff for the three-year period beginning January 1, 2025, in extension of Mr. Wolff’s term of service as President and Chief Executive Officer. Pursuant to this agreement, Mr. Wolff agreed to an annual base salary for 2025 at a rate intended to provide Mr. Wolff with net pay of approximately $1 per year after reduction for applicable withholding and deductions (allowing for full participation in the Company’s benefit plans); and an annual salary of $250,000 prior to applicable withholding and deductions for the years 2026 and 2027.

Under this agreement, Mr. Wolff was not entitled to participate in our annual bonus plan for 2025, but at the discretion of the Board may be eligible to participate in our annual bonus plan or receive one or more discretionary bonuses; and will be eligible to participate in our annual bonus plan for 2026 and 2027, with a target annual bonus opportunity equal to 150% of his then-current annual base salary.

Also under this agreement, Mr. Wolff was entitled to a cash payment upon the earliest to occur of the following: (a) his continued employment through and until October 31, 2027; (b) the termination of his employment by us without Cause (as defined in the agreement); (c) termination of his employment by Mr. Wolff for Good Reason (as defined in the agreement); (d) continued employment until a Change in Control (as defined in the agreement); and (e) termination of his employment due to death or by us for Disability (as defined in the agreement). These conditions are referred to here as the “Wolff Cash Payment Vesting Conditions”. For purposes of vesting that does not result from termination of Mr. Wolff’s employment due to death or by us for Disability, this cash payment would have equaled 1,800,000 times (i) the volume-weighted average closing price per share of our common stock for the 10 consecutive trading days ending on the trading day immediately prior to the event triggering the payment or (ii) if the payment is due to a Change in Control, the value of the consideration paid in the Change in Control per share of our common stock ((i) or (ii), as applicable, the “Stock FMV”). For purposes of vesting that results from termination of Mr. Wolff’s employment due to death or by us for Disability, this cash payment would have been prorated for Mr. Wolff’s service during the period from November 1, 2024 through October 31, 2027.

In accordance with this agreement, this cash payment was eliminated upon our grant to Mr. Wolff of a restricted stock award of 1,500,000 shares in July 2025 following stockholder approval of the award in June 2025. The restricted stock award vests upon the earliest of the Vesting Conditions and in the same relative amount as the cash payment, subject to Mr. Wolff’s continued service through such date and the terms and conditions of the restricted stock award.

In the event of a termination of Mr. Wolff’s employment before the last day of the employment term that is (i) by us without Cause (as defined in the agreement) or (ii) by Mr. Wolff for Good Reason (as defined in the agreement), then, contingent on Mr. Wolff’s signing and not revoking a separation agreement and release and compliance with the terms of the Employment Agreement and his intellectual property agreement, Mr. Wolff will be eligible to receive:

•
Base salary for a severance period through the remainder of the employment term in effect prior to termination;
•
If the termination occurs on or after January 1, 2027, a lump sum payment of any then earned but unpaid bonus for the prior fiscal year;

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EXECUTIVE COMPENSATION

•
A lump sum payment equal to Mr. Wolff’s target bonus for each calendar year during the employment term that is not completed prior to termination of employment; and
•
Payment or reimbursement for group health care premiums paid for COBRA continuation coverage for Mr. Wolff and his dependents through the earliest of twelve months from the termination date, the end of the employment term in effect prior to termination, the date upon which he and his dependents become eligible under similar plans and the date upon which he ceases to be eligible for coverage under COBRA.

In the event that Mr. Wolff incurs any excise tax liability for golden parachute payments in connection with a change in control event that occurs on or before the first anniversary of the end of the employment term, he will be entitled to receive a gross-up payment to cover the amount of that excise tax on an after-tax basis.

Denis Garagić

In June 2023, we entered into an employment agreement with Dr. Garagić, which was later amended in March 2024 (the "Garagić Employment Agreement"). The Garagić Employment Agreement does not have a specific term and provides that Dr. Garagić is an at-will employee. Pursuant to the Garagić Employment Agreement, Dr. Garagić is entitled to an initial base salary of $337,050 per year and is eligible to receive an annual target bonus of 50% of Dr. Garagić's annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Dr. Garagić's employment is terminated without "cause" (excluding by reason of death or "disability") or Dr. Garagić resigns for "good reason" (as such terms are defined in the Garagić Employment Agreement), Dr. Garagić will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Garagić Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Dr. Garagić a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

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EXECUTIVE COMPENSATION

If, outside the change in control period, Dr. Garagić's employment is terminated without cause (excluding by reason of death or disability) or Dr. Garagić resigns for good reason, Dr. Garagić will become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Garagić Employment Agreement for a period of six months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Dr. Garagić's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Garagić Employment Agreement.

In addition, if any of the payments or benefits provided for under the Garagić Employment Agreement or otherwise payable to Dr. Garagić would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he will be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Dr. Garagić's employment agreement does not require us to provide any tax gross-up payments to him.

Stephen Sonne

In January 2023, we entered into an employment agreement with Mr. Sonne which was later amended in March 2024 (the "Sonne Employment Agreement"). The Sonne Employment Agreement does not have a specific term and provides that Mr. Sonne is an at-will employee. Pursuant to the Sonne Employment Agreement, Mr. Sonne is entitled to an initial base salary of $275,000 per year and is eligible to receive an annual target bonus of 50% of Mr. Sonne's annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Sonne's employment is terminated without "cause" (excluding by reason of death or "disability") or Mr. Sonne resigns for "good reason" (as such terms are defined in the Sonne Employment Agreement), Mr. Sonne will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Sonne Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Sonne a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and

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EXECUTIVE COMPENSATION

•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Sonne's employment is terminated without cause (excluding by reason of death or disability) or Mr. Sonne resigns for good reason, Mr. Sonne will become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Sonne Employment Agreement for a period of six months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Mr. Sonne's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Sonne Employment Agreement.

In addition, if any of the payments or benefits provided for under the Sonne Employment Agreement or otherwise payable to Mr. Sonne would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he will be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Sonne's employment agreement does not require us to provide any tax gross-up payments to him.

Retirement Benefits

All of our named executive officers are eligible to participate in our 401(k) plan on the same basis as our other employees. Our 401(k) plan provides that each participant may contribute up to 100% of such participant's pre-tax compensation, up to a statutory limit of $23,000 in 2024 and $23,500 in 2025. Participants who are at least 50 years old can also make "catch-up" contributions of an additional $7,500 above the statutory limit in 2024 and 2025. Our 401(k) plan includes a safe harbor matching contribution that is not subject to a vesting schedule, and also permits us to make discretionary nonelective and additional matching contributions subject to established limits and a vesting schedule. To date, we have not made any discretionary nonelective or additional matching contributions to the plan on behalf of participating employees. We do not offer any retirement plans or benefits other than our 401(k) plan.

Policies and Practices Related to the Grant of Certain Equity Awards

Our Compensation Committee has approved a predetermined schedule for granting equity awards. These dates have been set to occur during an open trading window. However, on occasion we have

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EXECUTIVE COMPENSATION

made and may in the future make equity awards on other dates, including on dates that may be in a closed trading window. We have not granted, nor do we intend to grant, stock options with a grant date set in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and, we have not taken, nor do we intend to take, material nonpublic information into account when determining the timing or terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

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EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2025. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan(2)	291,967	(3)	$2.18	—
2021 Equity Incentive Plan(4)	2,188,787	(5)	$2.25	1,857,478
2021 Employee Stock Purchase Plan(4)	—		—	469,087
Equity compensation plans not approved by security holders(6)	297,208	(7)	6.39	202,792
Total	2,777,962		$2.32	2,529,357

(1)
As restricted stock awards and restricted stock units do not have any exercise price, outstanding restricted stock awards and restricted stock units are not included in the weighted-average exercise price calculation.
(2)
The Sarcos Corp. 2015 Equity Incentive Plan ("2015 Plan"), was approved by Old Sarcos' board of directors and stockholders. The 2015 Plan terminated in connection with the closing of the Business Combination and we will not grant any additional awards under the 2015 Plan. However, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan.
(3)
Consists of 274,215 options to purchase common stock and 17,752 restricted stock units.
(4)
2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan were adopted by our Board of Directors and approved by our stockholders.
(5)
Consists of 901,353 options to purchase common stock and 1,287,434 restricted stock units.
(6)
Our Board of Directors adopted our 2024 Inducement Equity Plan (the "Inducement Plan") to be used exclusively for grants to individuals who were not previously employees or directors of the Company (or who are returning to employment following a bona fide period of non-employment), as an inducement material to the individual's entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4). The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). The terms and conditions of the Inducement Plan are substantially similar to the Company’s stockholder-approved 2021 Equity Incentive Plan, though limited to awards satisfying Nasdaq Listing Rule 5635(c)(4) and providing that any stock options granted would be nonstatutory stock options and not incentive stock options.
(7)
Consists of 25,000 options to purchase common stock and 272,208 restricted stock units.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Common Stock as of April 1, 2026 by:

•
each person who is the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•
each of our named executive officers and directors; and
•
all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including restricted stock units, options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of Company Common Stock is based on 47,244,225 shares of Company Common Stock issued and outstanding as of April 1, 2026. For purposes of calculating the ownership percentages in the table below, the number of shares outstanding for each person assumes the vesting of restricted stock units within 60 days of April 1, 2026 and the full exercise of options and warrants that are exercisable within 60 days of April 1, 2026.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors and Named Executive Officers of the Company
Benjamin G. Wolff(2)	3,436,476	7.3%
Denis Garagić(3)	291,046	*
Stephen Sonne(4)	134,796	*
Brian D. Finn(5)	1,244,595	2.6%
Eric T. Olson(6)	111,275	*
Stephen M. Twitty(7)	5,152
Dennis Weibling(8)	1,158,676	2.4%
Michael T. Young(9)	24,967	*

All Current Executive Officers and Directors as a Group (8 individuals)	6,481,841	13.4%

5% Holders
Kerber William Xavier III(10)	2,356,314	5.0%
BlackRock Portfolio Management LLC(11)	3,042,065	6.4%

* Represents less than 1%

(1)
Unless otherwise noted, the business address of each of our securityholders is c/o Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.
(2)
Consists of (a) 383,119 shares of Common Stock held by Mare's Leg Capital, LLC (“MLC”) an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff; (b) 107,526 shares of Common Stock held by MLC Solo 401k Trust FOB Benjamin Wolff (“401k Trust”), for which Mr. Wolff is the sole beneficiary; (c) 1,337,401 shares of Common Stock held by Mr. Wolff; (d) 1,500,000 shares under a restricted stock award that is scheduled to vest on October 31, 2027; (e) 904 shares of Common Stock held by Mrs. Wolff; and (f) 107,526 shares of Common Stock issuable upon the exercise of private placement warrants held by the 401k Trust exercisable within 60 days of April 1, 2026. Mr. Wolff and Mrs. Wolff are the trustees of the 401k Trust and share voting and dispositive power over equity held by the trust. Mr. Wolff is the sole beneficiary of the 401k Trust.
(3)
Consists of (a) 190,417 shares of Common Stock held by Dr. Garagić; (b) 42,100 shares of Common Stock underlying restricted stock units held by Dr. Garagić scheduled to vest within 60 days of April 1, 2026; and (c) 58,529 shares of Common Stock underlying options held by Dr. Garagić exercisable within 60 days of April 1, 2026.
(4)
Consists of (a) 66,311 shares of Common Stock held by Mr. Sonne; (b) 12,856 shares of Common Stock underlying restricted stock units held by Mr. Sonne scheduled to vest within 60 days of April 1, 2026; and (c) 55,629 shares of Common Stock underlying options held by Mr. Sonne exercisable within 60 days of April 1, 2026.
(5)
Consists of (a) 44,177 shares of Common Stock held by Mr. Finn; (b) 50,000 shares of Common Stock underlying options held by Mr. Finn exercisable within 60 days of April 1, 2026; (c) 467,760 shares of Common Stock held by Marstar Investments, LLC (“Marstar”); (d) 85,858 shares of Common Stock held by MI-MJ LLC (“MI-MJ”); (e) 244,436 shares of Common Stock issuable upon the exercise of private placement warrants held by Marstar exercisable within 60 days of April 1, 2026; (f) 91,273 shares of Common Stock issuable upon the exercise of private placement warrants held by MI-MJ exercisable within 60 days of April 1, 2026; and (g) 261,091 shares of Common Stock held by MI-CM LLC (“MI-CM”). Mr. Finn is the administrator of and has sole voting and dispositive control over the shares held by Marstar, MI-MJ and MI-CM. Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The business address of Marstar, MI-MJ and MI-CM is 38 Evans Drive, Brookville, NY 11545.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(6)
Consists of (a) 44,177 shares of Common Stock held by Mr. Olson; and (b) 67,098 shares of Common Stock underlying options held by Mr. Olson exercisable within 60 days of April 1, 2026.
(7)
Consists of (a) 687 shares of Common Stock held by Mr. Twitty; and (b) 4,465 shares of Common Stock underlying options held by Mr. Twitty exercisable within 60 days of April 1, 2026.
(8)
Consists of (a) 314,884 shares of Common Stock held by Mr. Weibling; (b) 376,780 shares of Common Stock held by the Weibling Living Trust; (c) 200,000 shares of Common Stock held by On Eagles Wings Investments LLC; and (d) 51,959 shares of Common Stock underlying options exercisable within 60 days of April 1, 2026; and (e) 215,053 shares of Common Stock issuable upon the exercise of private placement warrants held by Mr. Weibling exercisable within 60 days of April 1, 2026. Mr. Weibling has sole voting and dispositive power over the shares held by the Weibling Living Trust. The business address of the Weibling Living Trust is 2205 Carillon Point, Kirkland, WA 98033. On Eagles Wings Investments, LLC is an entity wholly-owned by Weibling Living Trust - Revocable Trust, for which Mr. Weibling and his spouse are sole beneficiaries, and Mr. Weibling’s children.
(9)
Consists of (a) 8,300 shares of Common Stock held by Mr. Young; and (b) 16,667 shares of Common Stock underlying options held by Mr. Young exercisable within 60 days of April 1, 2026.
(10)
Based on Schedule 13D/A filed with the SEC on June 13, 2025. According to such filing, the residence or business address of Kerber William Xavier III is 3917 NE 104th Oklahoma City, 73131.
(11)
Based on Schedule 13G filed with the SEC on January 21, 2026. According to such filing, the business address of BlackRock Portfolio Management LLC is 50 Hudson Yards New York, NY 10001.

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RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled "Board of Directors and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2024, and each currently proposed transaction, in which:

•
we were a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or beneficial holders known to us of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

Muta Employment Agreement

Effective March 2, 2026, we entered into an employment agreement (the “Muta Employment Agreement”) with Matthew Shigenobu Muta, who served as a member of our board of directors from September 2021 to March 2, 2026. The Muta Employment Agreement provides the following compensation and benefits for Mr. Muta’s role as President, Commercial and Industrial: (a) an annual base salary of $345,000; and (b) an award of 125,000 restricted stock units, which is scheduled to vest as to 25% of the award on March 10, 2027, with 1/12 of the remaining award vesting on each quarterly vesting date applicable thereafter, subject to continued service. Mr. Muta will be eligible for a discretionary bonus targeted annually at 50% of the actual paid salary during the year for which any bonus is awarded based on our and Mr. Muta’s performance. The Muta Employment Agreement can be terminated by either party.

Private Placements of our Securities to Certain of Our Executive Officers and Directors

On October 31, 2024, we entered into a Securities Purchase Agreement (“Investor Purchase Agreement”) with an accredited investor pursuant to which we agreed to issue and sell 2,790,700 shares of our common stock, at a price per share of $2.15 (such offering, the “Registered Offering”). Each such share was sold with one Common Warrant (as defined below) at a combined purchase price of $2.15.

In connection with the Registered Offering, each of our executive officers and directors entered into a lock-up agreement pursuant to which they agreed not to sell or transfer any securities of the Company held by them for a period commencing on October 31, 2024 and ending sixty (60) days thereafter, subject to certain exceptions.

Concurrently with the Registered Offering and pursuant to a separate Securities Purchase Agreement dated October 31, 2024, with Benjamin G. Wolff, our President and Chief Executive Officer and Dennis Weibling and Brian D. Finn, each members of our Board of Directors, (“Insiders Purchase Agreement”), we conducted a private placement (“Insider Private Placement”) of an aggregate of 430,105 shares of

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RELATED PERSON TRANSACTIONS

our common stock and warrants (“Insider Common Warrants” and together with the common warrants issued under the Investor Purchase Agreement, the “Common Warrants”) to purchase up to 430,105 shares of our common stock. Pursuant to the Insider Purchase Agreement, the Company agreed to issue and sell (i) the shares of our common stock at a price per share of $2.20, which was the consolidated closing bid price per share of our common stock on the Nasdaq Global Market on the day the Insiders Purchase Agreement was entered into, and (ii) the Insider Common Warrants at an offering price of $0.125 per Insider Common Warrant. We received approximately $1 million in gross proceeds from the Insider Private Placement.

The Common Warrants have an exercise price of $2.30 per share (subject to adjustment as set forth in the Common Warrants), became exercisable six months after issuance and will expire five and one-half years from the date of their issuance. The Common Warrants contain standard anti-dilution adjustments to the exercise price including for share splits, share dividends, rights offerings and pro rata distributions.

Indemnification Agreements

We are party to indemnification agreements with Old Sarcos' directors and executive officers. We have also entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and amended and restated bylaws. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and indemnification provisions in our second amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder's investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Related Person Transactions

We have adopted a written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our Audit Committee has the primary responsibility for reviewing, approving, ratifying or disapproving related person transactions under our policy. In determining whether to approve, ratify or disapprove any such transaction, our Audit Committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person's interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4)

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RELATED PERSON TRANSACTIONS

whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person's only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company's shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company's total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person's only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization's total annual receipts, (4) transactions where a related person's interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our Charter or Bylaws or any agreement.

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OTHER MATTERS

Stockholder Proposals or Director Nominations for 2027 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by our Corporate Secretary at our principal executive offices on or before December 23, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Palladyne AI Corp.
Attention: Corporate Secretary
650 South 500 West, Suite 150
Salt Lake City, Utah 84101

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting of stockholders, but do not seek to include the proposal or director nominee in our proxy statement. In order for such proposal or nomination to be properly brought before our 2026 annual meeting of stockholders, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, as set forth above, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder's written notice must be received by our Corporate Secretary at our principal executive offices in accordance with the following deadlines, which are further detailed in our amended and restated bylaws:

•
no earlier than 8:00 a.m., Mountain Time, on February 8, 2027, and
•
no later than 5:00 p.m., Mountain Time, on March 10, 2027.

In the event that the date of our 2027 annual meeting of stockholders is more than 25 days before or after the one-year anniversary of the Annual Meeting, such written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2027 annual meeting of stockholders, and
•
no later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the day of our 2027 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by us.

Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

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OTHER MATTERS

If a stockholder who has properly notified us in accordance with our bylaws or Rule 14a-8, as applicable, of such stockholder's intention to present a proposal at an annual meeting of stockholders does not appear to present the proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC's website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2025, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

2025 Annual Report

Our financial statements for our fiscal year ended December 31, 2025 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.palladyneai.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary.

Website

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

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The information provided in the "question and answer" format below is for your convenience only and is merely a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2026 Annual Meeting of Stockholders of Palladyne AI Corp., a Delaware corporation, and any postponements, adjournments or continuations thereof (the "Annual Meeting"). The Annual Meeting will be held on Monday, June 8, 2026 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about April 22, 2026 to all stockholders of record as of the close of business on April 14, 2026. The proxy materials and our annual report can be accessed on or about April 22, 2026 by visiting www.proxydocs.com/PDYN. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•
the election of one Class II director to hold office until our 2029 annual meeting of stockholders and until his respective successor is elected and qualified;
•
the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
the approval of the Palladyne AI Corp. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder; and
•
the approval of certain restricted stock unit awards to our senior executives.

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As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•
"FOR" the election of the Class II director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
"FOR" the approval of the 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder; and
•
"FOR" the approval of certain restricted stock unit awards to our senior executives.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on April 14, 2026, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 47,244,225 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as "stockholders of record."

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as "street name stockholders."

Is there a list of stockholders of record entitled to vote at the Annual Meeting?

A list of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the Annual Meeting and for

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a period of at least ten days ending on the day before the date of the Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101 by contacting our Corporate Secretary at that address or by calling 1-888-927-7296.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of the director nominee named herein or (2) WITHHOLD authority to vote for the director nominee. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR the nominee, including any broker non-votes, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

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•
Proposal No. 3: The approval of the 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of this proposal.
•
Proposal No. 4: The approval of restricted stock unit awards to our senior executives requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our issued and outstanding capital stock entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. The chairperson of the Annual Meeting shall have the power to adjourn the meeting to another place, date or time, whether or not a quorum is present. If there is no quorum present at the start of the Annual Meeting, the chairperson of the meeting may adjourn the meeting to another time or place so that efforts can be made to achieve a quorum.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxydocs.com/PDYN, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-866-977-4326, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or

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•
by attending the Annual Meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee who is the stockholder of record for your shares.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
"FOR" the election of the Class II director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•
"FOR" the approval of the 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder; and
•
"FOR" the approval of certain restricted stock unit awards to our senior executives.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on Proposal 2, our routine matter. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal 1, Proposal 3 and Proposal 4, as they are considered non-routine matters. In the event that your broker, bank or other nominee does not receive instruction from you and therefore is not able to vote your shares on Proposal 1, Proposal 3 or Proposal 4, which are our non-routine matters, your shares will be treated as broker non-votes with respect to such proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

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Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our Corporate Secretary at Palladyne AI Corp., Attn: Corporate Secretary, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, which must be received prior to the Annual Meeting; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

Stockholder of Record. If you are a stockholder of record as of the record date, the close of business on April 14, 2026, you may attend the Annual Meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver's license or passport).

Street Name Stockholders. If you are a street name stockholder as of the record date, the close of business on April 14, 2026, you may attend the Annual Meeting in person but, as discussed above, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that is the stockholder of record with respect to your shares. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification (e.g., driver's license or passport).

Please note that no cameras or recording equipment will be permitted in the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Benjamin G. Wolff, our President and Chief Executive Officer, and Trevor Thatcher, our Chief Financial Officer, has been designated as a proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the

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recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

How can I contact Palladyne AI Corp.'s transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586, or by writing Continental Stock Transfer & Trust, at 1 State Street, 30th Floor, New York, NY 10004. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We may also decide to engage a third-party proxy solicitor, in which case we do not expect related costs to be significant.

Will the meeting be webcast?

No, we do not plan to webcast the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

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Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

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I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called "householding," under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings of stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year's Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Palladyne AI Corp.

Attention: Corporate Secretary

650 South 500 West, Suite 150

Salt Lake City, UT 84101

Tel: 888-927-7296

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

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APPENDIX A

PALLADYNE AI CORP.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

(effective as of June [ ], 2026)

1.
Purposes of the Plan. The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2.
Definitions. As used herein, the following definitions will apply:
2.1.
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
2.2.
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
2.3.
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.
2.4.
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
2.5.
“Board” means the Board of Directors of the Company.
2.6.
“Change in Control” means the occurrence of any of the following events:
(a)
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one

Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(b)
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(c)
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7.
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.8.
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.
2.9.
“Common Stock” means the common stock of the Company.
2.10.
“Company” means Palladyne AI Corp., a Delaware corporation, or any successor thereto.
2.11.
“Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
2.12.
“Director” means a member of the Board.
2.13.
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
2.14.
“Effective Date” means the date of the consummation of the merger by and between the Company, Sarcos Corp., and certain other parties, pursuant to that certain Agreement and Plan of Merger dated April 5, 2021 (such merger, the “Merger”).
2.15.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.16.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17.
“Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
2.18.
“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(a)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19.
“Fiscal Year” means the fiscal year of the Company.
2.20.
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.
2.21.
“Inside Director” means a Director who is an Employee.
2.22.
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
2.23.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24.
“Option” means a stock option granted pursuant to the Plan.
2.25.
“Outside Director” means a Director who is not an Employee.
2.26.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
2.27.
“Participant” means the holder of an outstanding Award.
2.28.
“Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.
2.29.
“Performance Period” means Performance Period as defined in Section 10.1.
2.30.
“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
2.31.
“Plan” means this Amended and Restated 2021 Equity Incentive Plan, as may be amended from time to time.
2.32.
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
2.33.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
2.34.
“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.
2.35.
“Section 16b” means Section 16(b) of the Exchange Act.
2.36.
“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
2.37.
“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
2.38.
“Service Provider” means an Employee, Director or Consultant.
2.39.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.40.
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.
2.41.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
2.42.
“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
2.43.
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.
Stock Subject to the Plan.
3.1.
Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to (a) 9,500,000 Shares, plus (b) any shares of the Company’s common stock subject to stock options, awards of restricted stock, awards of restricted stock units, or other awards that were assumed in the Merger (“Assumed Awards”) and that, on or after the Effective Date, are cancelled, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to 2,126,767 Shares. Effective as of July 5, 2023, the Company effected a 6-for-1 reverse stock split with respect to the Company’s common stock. In connection with this reverse stock split, the shares of Company common stock subject to the Plan were adjusted to reflect the impact thereof. Prior to such adjustment, the total number of Shares authorized under the Plan under clause (a) above was 30,000,000 Shares, and the maximum number of Shares to be added to the Plan pursuant to clause (b) was 12,760,600 Shares. In addition, Shares may become available for issuance under Section 3.2. The Shares may be authorized but unissued, or reacquired Common Stock.
3.2.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares isused) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3.2.
3.3.
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.
Administration of the Plan.
4.1.
Procedure.
4.1.1.
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
4.1.2.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
4.1.3.
Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.
4.2.
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(a)
to determine the Fair Market Value;
(b)
to select the Service Providers to whom Awards may be granted hereunder;
(c)
to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;
(d)
to approve forms of Award Agreements for use under the Plan;
(e)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;
(f)
to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program;
(g)
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(h)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non‑U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non‑U.S. laws, in each case as the Administrator may deem necessary or advisable;
(i)
to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);
(j)
to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;
(k)
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(l)
temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;
(m)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
(n)
to make all other determinations deemed necessary or advisable for administering the Plan.
4.3.
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.
Stock Options.
6.1.
Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
6.2.
Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
6.3.
Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the shares will be determined as of the time the option with respect to such shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.
6.4.
Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
6.5.
Option Exercise Price and Consideration.
6.5.1.
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).
6.5.2.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3.
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.
6.6.
Exercise of Option.
6.6.1.
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and such Participant’s spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2.
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise such Participant’s Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its

Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise such Participant’s Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.3.
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise such Participant’s Option within six (6) months of cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of cessation the Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise such Participant’s Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.4.
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
6.6.5.
Tolling Expiration. A Participant’s Award Agreement may also provide that:
(a)
if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)
if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
7.
Stock Appreciation Rights.
7.1.
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
7.2.
Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
7.3.
Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
7.4.
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
7.5.
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.
7.6.
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(b)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.
Restricted Stock.
8.1.
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
8.2.
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.
8.3.
Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
8.4.
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
8.5.
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
8.6.
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
8.7.
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
8.8.
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.
Restricted Stock Units.
9.1.
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2.
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
9.3.
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
9.4.
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
9.5.
Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.
Performance Awards.
10.1.
Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.
10.2.
Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
10.3.
Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.
10.4.
Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5.
Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.
11.
Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of the individual’s initial service as an Outside Director. Any Awards or other compensation provided to an individual (a) for the individual’s services as an Employee, or for the individual’s services as a Consultant other than as an Outside Director, or (b) prior to the closing of the Merger, will be excluded for purposes of this Section 11.
12.
Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.
13.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
14.
Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
15.1.
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.
15.2.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
15.3.
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise such Participant’s outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4.
Outside Director Awards. With respect to Awards granted to an Outside Director while such individual was an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares

underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Parent or Subsidiaries, as applicable.
16.
Tax Withholding.
16.1.
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non‑U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).
16.2.
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
17.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the

Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.
18.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
19.
Term of Plan. The Plan became effective upon the later to occur of (a) its adoption by the Board, (b) approval by the Company’s stockholders, or (c) the time as of immediately prior to the completion of the Merger. The Plan will continue in effect until terminated under Section 20 of the Plan, but no Options that qualify as incentive stock options within the meaning of Code Section 422 may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan.
20.
Amendment and Termination of the Plan.
20.1.
Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.
20.2.
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
20.3.
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
21.
Conditions Upon Issuance of Shares.
21.1.
Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
21.2.
Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
22.
Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non‑U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the

Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
23.
Stockholder Approval. The amendment and restatement of the Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the amendment and restatement is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
24.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as a employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

* * *

APPENDIX B

PALLADYNE AI CORP.

STAND-ALONE RESTRICTED STOCK UNIT AGREEMENT

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant Name: (“Participant”)

Address:

Participant has been granted an award of Restricted Stock Units (the “Award”) subject to the terms and conditions of this Stand-Alone Restricted Stock Unit Agreement, which includes this Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto (the “Award Agreement”).

Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Restricted Stock Units:
Event Deadline Date:	11/15/2030

Stockholder Approval:

The Company intends to submit this Award to the Company’s stockholders for their approval at the next annual meeting of the stockholders of the Company, which is expected to occur in or around June of 2026 (the “Annual Meeting”) or at an earlier special meeting of stockholders called for the purpose of approving this Award. In the event that the stockholders of the Company do not approve this Award by the date of such Annual Meeting or the last adjournment thereof, the Award shall be null and void, and of no further effect, and Participant will have no further rights under the Award Agreement. In no event will any portion of this Award vest prior to stockholder approval of this Award. To the extent that any vesting condition with respect to this Award otherwise would be satisfied pursuant to the Vesting Schedule prior to the date of any such stockholder approval, the applicable vesting date for the portion of the Award will not occur before, and will be delayed until, the date of such stockholder approval.

Vesting Schedule:

Subject to any acceleration provisions contained in this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent or Subsidiary of the Company, as applicable) governing the terms of this Award entered into after the Date of Grant, the Restricted Stock Units will be scheduled to vest according to the following vesting schedule:

As detailed in the table below, the Restricted Stock Units are divided into ten (10) vesting tranches (each a “Tranche”), with each Tranche representing one tenth (1/10th) of the Total Number of Restricted Stock Units. The vesting of each Tranche is conditioned on the satisfaction of both the Service Requirement and attainment of the Tranche’s designated Stock Price Goal, and applies only to Restricted Stock Units that become Eligible RSUs, in each case as described below.

Vesting Tranche	Stock Price Threshold *
1	$20.00
2	$25.00
3	$30.00
4	$35.00
5	$40.00
6	$45.00
7	$50.00
8	$55.00
9	$60.00
10	$65.00

* These Stock Price Threshold figures will be appropriately and proportionately adjusted by the Plan Administrator in the event of any Capitalization Adjustment.

The “Stock Price Goal” for a Tranche is achieved if the closing price per share of the Company’s Common Stock equals or exceeds the Stock Price Threshold set forth in the table above (taking into account any adjustment by the Plan Administrator in response to any Capitalization Adjustment) for each of a series of sixty (60) consecutive trading days that ends on or prior to the Event Deadline Date.

If the Stock Price Goal for a Tranche is achieved, the number of Restricted Stock Units eligible for vesting under that Tranche for a given vesting date (before application of the percentage of such Restricted Stock Units available for vesting on that date pursuant to the table below) will be equal to the product of (i) the total number of Restricted Stock Units allocated to that Tranche, mulitiplied by (ii) the VWAP Growth Factor for such vesting date (such Restricted Stock Units, the “Eligible RSUs”). For this purpose the “VWAP Growth Factor” for a vesting date equals the quotient of (x) the difference of (A) the 20-day VWAP for such vesting date, reduced (but not below zero) by (B) the 20-day VWAP as of the Vesting Commencement Date, divided by (y) the 20-day VWAP as of the Vesting Commencement Date. For this purpose, the “20-day VWAP” represents the volume-weighted average closing price per share of the Company’s Common Stock, measured with respect to a given date over the consecutive, trailing 20 trading days ending on and including such date.

Participant will have no right with respect to any Restricted Stock Units allocated to a Tranche for which the Stock Price Goal is not achieved on or prior to the Event Deadline Date, or any Restricted Stock Units that do not become Eligible RSUs (regardless of the extent to which the Service-Based Requirement is satisfied).

If the Stock Price Goal for a Tranche is achieved:, the Service Requirement will be satisfied as to a portion of the Eligible RSUs for that Tranche on the first date on which that Stock Price Goal is achieved (the “Stock Price Achievement Date”), and as to an additional portion of the Eligible RSUs for that Tranche on the designated anniversaries of the Stock Price Achievement Date, in each case as set forth in the table below, subject in each case to Participant remaining an Employee through the Stock Price Achievement Date and remaining a Service Provider through the applicable vesting date.

Vesting Tranches	Vesting on Stock Price Achievement Date	Vesting following Stock Price Achievement Date
1, 2, 3 and 4	25%	25% on each of the six (6) month, twelve (12) month and eighteen (18) month anniversaries of the Stock Price Achievement Date
5, 6, 7 and 8	25%	25% on each of the three (3) month, six (6) month and twelve (12) month anniversaries of the Stock Price Achievement Date
9 and 10	33.3%	33.3% on the three (3) month anniversary and 33.4% on the six (6) month anniversary of the Stock Price Achievement Date

Notwithstanding anything to the contrary herein, the total number of Eligible RSUs for a Tranche that become vested shall not exceed one hundred percent (100%) of the total number of Restricted Stock Units allocated to that Tranche.

Qualifying Termination of Employment:

In the event that Participant becomes eligible for severance payments in connection with a termination of Participant’s employment pursuant to an offer letter or employment agreement by and between Participant and the Company (or by and among Participant, the Company and a Company subsidiary) (Participant’s “Employment Agreement”) due to a termination by the Company or an affiliate without Cause (within the meaning of the Employment Agreement) or Participant’s resignation for Good Reason (within the meaning of the Employment Agreement) outside of the Change in Control Period or similar period of heighted protection designated therein, then, notwithstanding the Service Requirement as described above, subject to Participant’s satisfaction of all conditions of receipt of such severance payments under the Employment Agreement, including Participant’s entry into and non-revocation of a Separation Agreement and Release of Claims and Participant’s compliance with the Employee Intellectual Property and Non-Compete Agreement previously executed by Participant, Participant will become vested in each Tranche for which the Stock Price Goal has been achieved prior to the date of such termination, with respect to any portion of such Tranche for which the vesting date has not occurred on or prior to such termination.

[Qualifying Termination of Board Service:

In the event that Participant ceases to be an Employee, but continues to be a Director following such cessation of employment, and Participant subsequently ceases to be a Director because Participant is not nominated by the Company for reelection to the Board (and not because Participant declines to stand for reelection), or the stockholders of the Company fail to reelect Participant to the Board, then, notwithstanding the Service Requirement as described above, subject to Participant’s satisfaction of all conditions of receipt of severance payments under the Employment Agreement applicable to a termination of employment by the Company without Cause, including Participant’s entry into and non-revocation of a Separation Agreement and Release of Claims and Participant’s compliance with the Employee Intellectual Property and Non-Compete Agreement previously executed by Participant, Participant will become vested in each Tranche for which the Stock Price Goal has been achieved, with respect to any portion of such Tranche for which the vesting date has not occurred on or prior to such cessation of service on the Board.]

Termination of Employment due to Death or Disability:

In the event that Participant’s employment terminates due to Participant’s death or due to a termination by the Company or an affiliate based on Participant’s Disability (within the meaning of the Employment Agreement), then, notwithstanding the Service Requirement as described above, subject to Participant’s satisfaction of all conditions of receipt of severance payments under such Employment Agreement applicable to a termination of employment by the Company without Cause, including Participant’s entry into and non-revocation of a Separation Agreement and Release of Claims (which may be executed by Participant’s representative, guardian or executor, as applicable, in the case of Participant’s incapacity or death) and Participant’s compliance with the Employee Intellectual Property and Non-Compete Agreement previously executed by Participant, Participant will become vested in each Tranche for which the Stock Price Goal has been achieved, with respect to any portion of such Tranche for which the vesting date has not occurred on or prior to such termination.

Change in Control:

In the event of a Change in Control that occurs before achievement of the Stock Price Goal for any Tranche, (i) achievement of such Stock Price Goal will be measured using the closing price of the Common Stock for the last trading day prior to the date of consummation of such Change in Control in lieu of measurement of the closing price over a consecutive sixty (60) trading day period that would otherwise apply, (ii) any such Tranche for which the Stock Price Goal is not achieved based on this measurement will be forfeited in full, and (iii) any Tranche for which the Stock Price Goal is so met will vest in full upon Participant’s continued service through the the date of consummation of such Change in Control.

By Participant’s signature and the signature of the representative of the Company below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document. Participant has reviewed this Award Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Award Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address indicated below.

PARTICIPANT	PALLADYNE AI CORP.

Signature	Signature

Print Name	Print Name

Title

Residence Address:

EXHIBIT A

PALLADYNE AI CORP.

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

Unless otherwise defined herein, defined terms shall have the meanings set forth in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) or in Section 30 below.

1.
Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Grant an award of Restricted Stock Units subject to the terms and conditions of this Award Agreement.
2.
Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4 and subject to Sections 5 and 11, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent or Subsidiary of the Company, as applicable, governing the terms of this Award, Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.
Payment after Vesting.
(a)
General Rule. Subject to Section 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(c), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)
Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of this Award Agreement. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.

(c)
Section 409A.
(i)
If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)
Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the termination of Participant’s status as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Administrator), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(iii)
It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulations Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of Participant’s status as a Service Provider, termination of employment, or similar phrases will be references to Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company or any Parent or Subsidiary of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

6.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent or Subsidiary of the Company to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to the Award of Restricted Stock Unit and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Withholding Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.
(b)
Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares to be settled hereunder may be issued, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Restricted Stock Units are vested and settled, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) will withhold the amount required to be withheld for the payment of Withholding Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by: (i) paying cash in U.S. dollars, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time.
(c)
Tax Consequences. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Restricted Stock Units to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the

Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
Administration. Subject to the provisions of this Award Agreement, the Administrator will have the authority, in its discretion: (i) to construe and interpret the terms of this Award Agreement; (ii) to prescribe, amend and rescind rules and regulations relating to the Award as the Administrator may deem necessary or advisable; (iii) to amend or terminate this Award Agreement (provided that no amendment or termination of the Award Agreement will materially impair the rights of Participant unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company); (iv) to allow Participant to satisfy withholding tax obligations with respect to the Award in a manner prescribed in Section 6; (v) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of the Award; and (vi) to make all other determinations deemed necessary or advisable for administering the Award. The Administrator’s decisions, determinations and interpretations will be final and binding on Participant and any other holder of the Award and will be given the maximum deference permitted by Applicable Laws.
10.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of the Award of Restricted Stock Units will be suspended during any unpaid leave of absence of Participant. Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries.
11.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award Agreement, will adjust the number and class of shares of stock that may be delivered under the Award Agreement.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously vested, the Restricted Stock Award will terminate immediately prior to the consummation of such proposed action.
(c)
Merger or Change in Control. Subject to any relevant provisions in the Notice of Grant, in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, the Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without Participant’s consent, including, without limitation, that (i) the Award will be assumed, or a substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares; (ii) upon written notice to Participant, that the Award of Restricted Stock Units will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) restrictions applicable to the Award of Restricted Stock Units will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) the termination of the Award of Restricted Stock Units in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon realization of the Participant’s rights under the Award of Restricted Stock Units as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment). In taking any of the actions permitted under this Section 10(c), the Administrator will not be obligated to treat all awards, all awards held by Participant, all awards of the same type, or all portions of awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award of Restricted Stock Units (or portion thereof) in such a merger or Change in Control, all restrictions on the Award of Restricted Stock Units (or portion thereof) not assumed or substituted for will lapse, in each case unless specifically provided otherwise under this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable.

For the purposes of this Section 10(c), the Award of Restricted Stock Units will be considered assumed if, following the merger or Change in Control, the Award of Restricted Stock Units confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

Notwithstanding anything in this Section 10(c) to the contrary, and unless otherwise provided in this Award Agreement, if the Award of Restricted Stock Units is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

12.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
13.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
14.
Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)
all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Award of Restricted Stock Units;
(d)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable and cannot be predicted with certainty;

(g)
for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of Restricted Stock Units (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)
unless otherwise provided by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)
the following provisions apply only if Participant is providing services outside the United States:
(i)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)
Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Restricted Stock Unit Award, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

15.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Award of Restricted Stock Units, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Award of Restricted Stock Units before taking any action related to the Award of Restricted Stock Units.
16.
Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Award of Restricted Stock Units.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Award of Restricted Stock Units.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Award of Restricted Stock Units. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Award of Restricted Stock Units to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Award of Restricted Stock Units. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Award of Restricted Stock Units. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Award of Restricted Stock Units. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

17.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah, 84101, or at such other address as the Company may hereafter designate in writing.
18.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
19.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Award Agreement, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
20.
Language. If Participant has received this Award Agreement or any other related document translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
21.
Interpretation. The Administrator will have the power to interpret this Award Agreement and to adopt such rules for the administration, interpretation and application of the Award Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to this Award Agreement.
22.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Award of Restricted Stock Units or any future Restricted Stock Units by electronic means or require Participant to participate in the Award by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Award through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
23.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Award of Restricted Stock Units shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
25.
Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units.
26.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
27.
Governing Law; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
28.
Entire Agreement. This Award Agreement (including the exhibits, appendices, and addenda attached to the Notice of Grant) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.
29.
Clawback. The Shares Restricted Stock (including any proceeds, gains or other economic benefit received by the Participant from a sale of such Shares) will be subject to any compensation recovery or clawback policy implemented by the Company before the date of this Agreement or any such policy implemented by the Company after the date of the Agreement in order to comply with the requirements of Applicable Laws.
30.
Definitions. As used herein, the following definitions shall apply:
(a)
“Administrator” means the Board or any of its Committees as will be administering the Award, in accordance with Section 3 of the Award Agreement.
(b)
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including the related issuance of shares of Common Stock, including under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where the Award has been granted.
(c)
“Board” means the Board of Directors of the Company.
(d)
“Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(C)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 30(d), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(a)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(b)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board.
(c)
“Common Stock” means the common stock of the Company.
(d)
“Company” means Palladyne AI Corp., a Delaware corporation, or any successor thereto.
(e)
“Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(f)
“Director” means a member of the Board.
(g)
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(h)
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(i)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(j)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(k)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(l)
“Restricted Stock” the Shares granted pursuant to this Award Agreement.
(m)
“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
(n)
“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
(o)
“Service Provider” means an Employee, Director or Consultant.
(p)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of this Award Agreement.
(q)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
(r)
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

* * *

APPENDIX A

PALLADYNE AI CORP.

COUNTRY ADDENDUM TO RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum to Restricted Stock Unit Agreement (the “Country Addendum”) will be ascribed the same defined meanings as set forth in the Restricted Stock Unit Agreement of which this Country Addendum forms a part (or other written agreement as specified in the Restricted Stock Unit Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted to a Participant to the extent Participant resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock Units is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Award of Restricted Stock Units. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [DATE]. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Award of Restricted Stock Units because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing and/or working, transfers residence and/or employment to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

CORPORATE OFFICE

Palladyne AI Corp.

650 South 500 West, Suite 150

Salt Lake City, UT 84101

DIRECTORS	EXECUTUVE OFFICERS

Brian D. Finn	Benjamin G. Wolff
Eric T. Olson	President, Chief Executive Officer and Director
Stephen M. Twitty
Dennis Weibling, Chairman	Denis Garagić
Benjamin G. Wolff	Chief Technology Officer
Michael T. Young
Stephen Sonne
Chief Legal Officer and Corporate Secretary

Trevor Thatcher
Chief Financial Officer

TRANSFER AGENT

Continental Stock Transfer & Trust Company

1 State Street 30th Floor,

New York, NY 10004-1561

STOCK LISTING

The Nasdaq Stock Market

Ticker Symbol: PDYN

Palladyne Ai P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: Palladyne AI Corp. Annual Meeting of Stockholders www.proxydocs.com/PDYN • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of April 14, 2026 Phone: 1-866-977-4326 Monday, June 8, 2026 2:00 PM, Mountain Time • Use any touch-tone telephone 650 South 500 West, Suite 150 Salt Lake City, Utah 84101 • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 2:00 PM, Mountain Time, June 8, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Benjamin G. Wolff and Trevor Thatcher (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palladyne AI Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Palladyne AI Corp. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect one Class II director to hold office until our 2029 annual meeting of stockholders and his successor is elected and qualified. FOR WITHHOLD 1.01 Dennis Weibling FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for FOR our fiscal year ending December 31, 2026. 3. To approve the Palladyne AI Corp. 2021 Equity Incentive Plan, as amended and restated, to FOR increase the number of shares authorized for issuance thereunder. 4. To approve restricted stock unit awards to our senior executives. FOR 5. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly) Date Date